Chairman's
Message

Dear Shareholders:

We're pleased to provide this consolidated report for the Phoenix Series Fund, covering the twelve months ended October 31, 1995.

In addition to the summary of economic and market activity outlined below, this report includes portfolio commentary and a complete list of investments for each Phoenix Series Fund.

The Economy and the Markets

The domestic financial markets provided outstanding returns during most of this fiscal reporting period. On balance, stocks have enjoyed an ideal investment climate thus far in 1995. Moderate economic growth, low inflation and better-than-expected corporate earnings have all helped the stock market reach record highs. Over this twelve-month reporting period, the Standard & Poor's 500 Index posted an impressive total return of 26.41%.

Bonds, too, have benefited from the economy's moderate pace of growth and controlled inflation. Over this fiscal period, long-term interest rates have declined over 170 basis points, pushing bond prices up significantly. The bond market, as measured by the Lehman Brothers Aggregate Bond Index, gained 15.65% during this twelve-month period.

Outlook

While it is unlikely that 1996 will bring a repeat of the stellar gains we've seen during 1995, our outlook for financial assets remains positive. As we approach yearend, the Federal Reserve Board appears to have been successful in controlling economic growth and inflation. Federal budget problems are a growing concern at this writing; however, a definitive budget accord in Washington would be good news for the financial markets as well as the U.S. dollar. Although the Fed is expected to cut short-term interest rates once the budget issues have been resolved, we anticipate a more stable interest-rate environment in the coming year.

While the current interest-rate outlook continues to be a positive factor for the stock market, we believe corporate earnings growth has peaked. We expect to see increased market volatility as investors move to protect their gains. In our view, double-digit returns will be more difficult to attain in 1996 and successful investing will require a highly selective approach to the equity markets.

On behalf of the Phoenix Funds I want to thank you for investing with us. We look forward to continuing to serve your investment needs.

                                        Sincerely,

                                        /s/ Philip R. McLoughlin

                                        Philip R. McLoughlin, Chairman

                               Table of Contents

                                                                   Page
Equity Funds
  The Balanced Fund Series                                           1
  The Convertible Fund Series                                       10
  The Growth Fund Series                                            18
  The U.S. Stock Fund Series                                        25
Fixed Income Funds
  The High Yield Fund Series                                        32
  The U.S. Government Securities Fund Series                        40
The Money Market Fund Series                                        45
Notes to Financial Statements                                       50
Fund Features and General Information                               54

BALANCED FUND SERIES

INVESTMENT ADVISER'S REPORT

Phoenix Balanced Fund generated solid total returns for the twelve months ended October 31, 1995, attributable to a powerful stock market as well as lower long-term interest rates. For the year ended October 31, 1995, Class A shares provided a total return of 15.52% and Class B shares returned 14.68%. As a result of our defensive positioning early in the fiscal year, the Fund underperformed its balanced benchmark index return of 20.46% for the same period. All of these figures assume reinvestment of any distributions but exclude the effect of sales charges.

Over the last twelve months, stocks have benefited considerably from corporate earnings growth, declining interest rates and mild inflation. In the equity segment of the portfolio, we diversified our stock selection among all economic sectors with emphasis on health care, utilities, financials and technology. The addition of finance and technology during the summer and utilities in the fall months benefited performance.

During the fiscal year, long-term interest rates declined over 170 basis points. In the portfolio's fixed-income segment, we have reduced our exposure to the overvalued treasury market over the last three months while further diversifying into other attractive sectors of the bond market. Over the summer months, we also lengthened the average duration of the portfolio to take advantage of the declining long-term rates.

Looking forward, we are forecasting relatively flat corporate earnings growth as a whole for 1996. We also expect stable to slightly lower long-term rates and declining short-term rates by the end of 1996. Therefore, we feel financial markets are unlikely to continue this year's exceptionally strong performance in 1996. Currently, we are targeting allocation levels at 50% equity, 40% fixed income and 10% cash. This allocation is at a normal range, given the Fund's objectives and our outlook for the various markets.

INVESTOR PROFILE

Phoenix Balanced Fund is best suited for an investor seeking to supplement current income while maintaining the potential for future growth and the conservation of capital.

                       See Notes to Financial Statements

Balanced Fund Series
==================================[LINE CHART]=================================
          Phoenix
          Balanced              Balanced
          Fund--                Benchmark
          Class A   S&P 500*     Index**

1985        9525      10000      10000
1986       12676      13286      12564
1987       14038      14138      13342
1988       14338      16186      15003
1989       17292      20429      17916
1990       18107      18892      17719
1991       22861      25223      22036
1992       25094      27733      24122
1993       27582      31865      27176
1994       26678      33117      27521
1995       30818      41864      33152

Average Annual Total Returns for Periods Ending 10/31/95

                                                                 From Inception
                                                                 7/15/94 to
                                   1 Year   5 Years    10 Years  10/31/95
--------------------------------------------------------------------------------
Class A with 4.75% sales charge    10.03%   10.13%     11.90%    --
--------------------------------------------------------------------------------
Class A at net asset value         15.52%   11.20%     12.44%    --
--------------------------------------------------------------------------------
Class B with CDSC                  9.68%    --         --        8.41%
--------------------------------------------------------------------------------
Class B at net asset value         14.68%   --         --        11.40%
--------------------------------------------------------------------------------
S&P 500 Index*                     26.41%   17.25%     15.40%    26.56%
--------------------------------------------------------------------------------
Balanced Benchmark**               20.46%   13.35%     12.77%    19.30%
===============================================================================

This chart assumes an initial gross investment of $10,000 made on 10/31/85 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter.) Returns indicate past performance, which is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. The S&P 500's performance does not reflect sales charges.

**The Balanced Benchmark is calculated based upon the performance of the following indexes: 55% S&P 500/35% Lehman Brothers' Aggregate Bond Index/10% U.S. Treasury Bills and is produced by Frank Russell Company. The index's performance does not reflect sales charges.

                      See Notes to Financial Statements

INVESTMENTS AT OCTOBER 31, 1995

                                       STANDARD
                                       & POOR'S      PAR
                                        RATING      VALUE
                                    (Unaudited)     (000)        VALUE
U.S. GOVERNMENT SECURITIES--30.9%
U.S. Treasury Bonds--9.4%
 U.S. Treasury Bonds 7.875%, '04          AAA    $ 39,000    $ 43,931,550
 U.S. Treasury Bonds 6.50%, '05           AAA       4,770       4,938,433
 U.S. Treasury Bonds 7.50%, '05           AAA      94,800     104,529,324
 U.S. Treasury Bonds 7.50%, '16           AAA      60,000      67,532,400
                                                               -----------
                                                              220,931,707
                                                               -----------
U.S. Treasury Notes--20.0%
 U.S. Treasury Notes 4.625%, '96          AAA      54,000      53,845,020
 U.S. Treasury Notes 4.75%, '98           AAA      45,000      43,892,550
 U.S. Treasury Notes 5.125%, '98          AAA      20,825      20,570,935
 U.S. Treasury Notes 7.125%, '98          AAA      12,000      12,458,640
 U.S. Treasury Notes 5.875%, '99          AAA      32,000      32,130,240
 U.S. Treasury Notes 6.375%, '99          AAA      80,000      81,584,800
 U.S. Treasury Notes 7%, '99              AAA      74,900      77,746,200
 U.S. Treasury Notes 6.875%, '00          AAA     146,600     152,562,222
                                                               -----------
                                                              474,790,607
                                                               -----------
Agency Mortgage-Backed
  Securities--1.5%
 GNMA 6.50%, '23-'24                    AAA        35,475      34,488,660
                                                               -----------
TOTAL U.S. GOVERNMENT SECURITIES
 (Identified cost $711,605,756)                               730,210,974
                                                               -----------
NON-CONVERTIBLE BONDS--1.5%
Non-Agency Mortgage-Backed Securities--1.5%
 Lehman Commercial Conduit 95-C2 B
  7.18%, '05 (f)                        AA          6,092       6,195,076
 Merrill Lynch Mortgage, Inc.,
  95-C2 B 7.53%, '21                    AA((d))     3,397       3,458,833
 Resolution Trust Corp. 93-C1, B
  8.75%, '24                            Aa((d))     5,675       5,875,398
 Resolution Trust Corp. 95-C1, A5
  6%, '27                               Aaa((d))    6,707       6,664,629
 Resolution Trust Corp. 95-C1, B
  6.90%, '27                            Aa((d))     6,900       6,811,594
 Resolution Trust Corp. 95-2, M2
  7%, '29                               Aa((d))     5,978       5,945,750
                                                               -----------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $34,755,317)                                 34,951,280
                                                               -----------
FOREIGN NON-CONVERTIBLE BONDS--2.0%
Argentina--0.2%
 Republic of Argentina Discount
  L-GL Euro 6.875%, '23 (f)             BB-         5,000       2,821,875
 Republic of Argentina Par L-GP 5%,
  '23 (f)                               B           6,000       2,868,750
                                                               -----------
                                                                5,690,625
                                                               -----------
Brazil--0.3%
 Republic of Brazil Discount Series
  Z-L Euro 6.8125%, '24 (f)             NR          5,000       2,981,250
 Republic of Brazil Par Z-L Euro
  4.25%, '24 (f)                        NR          6,200       3,010,875
                                                               -----------
                                                                5,992,125
                                                               -----------
Mexico--0.2%
 United Mexican Discount B Euro
  7.1875%, '19 (e) (f)                  BB       $  8,500    $  5,684,375
                                                               -----------
Philippines--0.3%
 Bank of Philippines PCIR Euro
  5.75%, '17 (f)                        BB          8,000       5,865,000
                                                               -----------
Poland--1.0%
 Poland Global Reg. Par Euro 2.75%,
  '24 (f)                               NR         54,700      24,204,750
                                                               -----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $48,324,003)                                 47,436,875
                                                               -----------
MUNICIPAL BONDS--1.7%
California--0.4%
 Long Beach, CA Pension Obligation
  6.87%, '06                            AAA         3,090       3,091,112
 N. California Power Agency Rev.
  Ser. A 5.50%, '24                     AAA         5,555       5,361,186
                                                               -----------
                                                                8,452,298
                                                               -----------
Florida--0.8%
 Florida Board of Education Series
  E 5.25%, '23                          AA          6,060       5,667,676
 Miami Beach, FL Spec. Oblig.
  Taxable 8.60%, '21                    AAA        11,675      12,967,772
                                                               -----------
                                                               18,635,448
                                                               -----------
New York--0.1%
 New York State Power Rev. Series
  CC 5.25%, '18                         AA-         2,780       2,616,647
                                                               -----------
South Carolina--0.2%
 South Carolina Public Service Rev.
  Ser. C 5.125%, '21                    A+          2,225       2,000,119
 South Carolina Public Service Ser.
  C 5%, '25                             AAA         4,620       4,090,964
                                                               -----------
                                                                6,091,083
                                                               -----------
Utah--0.2%
 Intermountain Power, Utah Series A
  5%, '23                               AA-         5,475       4,874,722
                                                               -----------
TOTAL MUNICIPAL BONDS
 (Identified cost $40,251,378)                                 40,670,198
                                                               -----------
CONVERTIBLE BONDS--2.8%
Airlines--0.5%
 Delta Airlines, Inc. Cv. 3.23%,
  '03                                   B+         14,000      12,285,000
                                                               -----------
Computer Software & Services--0.3%
 Softkey SDCV 144A 5.50%, '00 (c)       NR          9,250       7,816,250
                                                               -----------
Professional Services--0.5%
 Automatic Data Processing, Inc.
  Cv. 0%, '12                           AA         25,000      11,625,000
                                                               -----------

Retail--0.6%
 Federated Department Stores Cv.
  5%, '03                               BB-       $ 3,800    $  3,695,500
 Staples, Inc. SDCV 144A 4.50%, '00
  (c)                                   B+         10,000      10,300,000
                                                               -----------
                                                               13,995,500
                                                               -----------
Utility--Telephone--0.9%
 U.S. West, Inc. Euro Cv. 0%, '11       A          62,000      20,692,500
                                                               -----------
TOTAL CONVERTIBLE BONDS
 (Identified cost $67,287,247)                                 66,414,250
                                                               -----------

                                                   SHARES
CONVERTIBLE PREFERRED STOCKS--1.4%
Computer Software & Services--0.6%
 General Motors Corp. $3.25 Cv. Pfd.              200,000      13,400,000
                                                               ------------
Diversified Financial Services--0.5%
 Time Warner Financing $1.24 Cv. Pfd. PERCS       350,000      11,200,000
                                                               ------------
Telecommunications Equipment--0.3%
 MFS Communications Cv. Pfd. 8% DECS              186,000       7,347,000
                                                               ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified cost $28,578,477)                                 31,947,000
                                                               ------------
COMMON STOCKS--47.1%
Aerospace & Defense--0.6%
 Boeing Company                                   200,000      13,125,000
                                                               ------------
Banks--3.5%
 Bankers Trust New York Corp.                     125,900       8,026,125
 Barnett Banks, Inc.                              100,000       5,525,000
 Boatmen's Bancshares, Inc.                       200,000       7,600,000
 Chase Manhattan Corp.                            405,000      23,085,000
 Citicorp                                         250,000      16,218,750
 Great Western Financial Corp.                    600,000      13,575,000
 Signet Banking Corp.                             200,000       4,750,000
 UJB Financial Corp.                              150,000       4,781,250
                                                               ------------
                                                               83,561,125
                                                               ------------
Chemical--2.5%
 IMC Global, Inc.                                 200,000      14,000,000
 Monsanto Co.                                     250,000      26,187,500
 W. R. Grace & Co.                                350,000      19,512,500
                                                               ------------
                                                               59,700,000
                                                               ------------
Computer Software & Services--2.2%
 America Online, Inc. (b)                         150,000      12,000,000
 Computer Sciences Corp. (b)                      175,000      11,703,125
 Oracle Systems Corp. (b)                         450,000      19,631,250
 UUNET Technologies, Inc. (b)                     150,000       9,112,500
                                                               ------------
                                                               52,446,875
                                                               ------------
Conglomerates--2.0%
 AlliedSignal, Inc.                               250,000      10,625,000
 ITT Corp.                                        150,000      18,375,000
 Tyco International Ltd.                          300,000      18,225,000
                                                               ------------
                                                               47,225,000
                                                               ------------

                                                   SHARES        VALUE
Cosmetics & Soaps--1.2%
 Procter & Gamble Co.                             350,000     $ 28,350,000
                                                              ------------
Diversified Financial Services--2.6%
 American Express Co.                             400,000       16,250,000
 Dean Witter Discover & Co.                       225,000       11,193,750
 Merrill Lynch & Company, Inc.                     72,000        3,996,000
 MGIC Investment Corp.                            250,000       14,218,750
 Travelers Group, Inc.                            325,000       16,412,500
                                                              ------------
                                                                62,071,000
                                                              ------------
Electrical Equipment--1.2%
 General Electric Co.                             250,000       15,812,500
 Linear Technology Corp.                          275,000       12,031,250
                                                              ------------
                                                                27,843,750
                                                              ------------
Engineering & Construction--0.8%
 Fluor Corp.                                      350,000       19,775,000
                                                              ------------
Entertainment, Leisure & Gaming--1.6%
 Viacom, Inc. Class B (b)                         450,000       22,500,000
 Walt Disney Co.                                  250,000       14,406,250
                                                              ------------
                                                                36,906,250
                                                              ------------
Food--0.5%
 Nabisco Holdings Corp. Class A                   400,000       10,750,000
                                                              ------------
Healthcare--Drugs--4.0%
 Amgen, Inc. (b)                                  400,000       19,200,000
 Chiron Corp. (b)                                 155,000       14,105,000
 Genzyme Corp.                                    300,000       17,475,000
 Pfizer, Inc.                                     200,000       11,475,000
 Upjohn Co.                                       425,000       21,568,750
 Watson Pharmaceuticals, Inc. (b)                 250,000       11,187,500
                                                              ------------
                                                                95,011,250
                                                              ------------
Hospital Management & Services--1.1%
 United Healthcare Corp.                          250,000       13,281,250
 Vencor, Inc. (b)                                 455,500       12,640,125
                                                              ------------
                                                                25,921,375
                                                              ------------
Insurance--2.4%
 Aetna Life & Casualty Co.                        225,000       15,834,375
 American International Group, Inc.               175,000       14,765,625
 Cigna Corp.                                      200,000       19,825,000
 SunAmerica, Inc.                                 100,000        6,225,000
                                                              ------------
                                                                56,650,000
                                                              ------------
Lodging & Restaurants--1.2%
 Boston Chicken (b)                               502,000       16,973,875
 Starbucks Corp. (b)                              300,000       11,775,000
                                                              ------------
                                                                28,748,875
                                                              ------------
Machinery--0.6%
 Case Corp.                                       350,000       13,343,750
                                                              ------------
Medical Products & Supplies--0.9%
 Baxter International, Inc.                       575,000       22,209,375
                                                              ------------
Office & Business Equipment--0.7%
 Sun Microsystems, Inc. (b)                       200,000       15,600,000
                                                              ------------
Oil--1.1%
 Chevron Corp.                                    250,000       11,687,500
 Mobil Corp.                                      150,000       15,112,500
                                                              ------------
                                                                26,800,000
                                                              ------------

Oil Service & Equipment--1.2%
 Halliburton Co.                                  400,000   $   16,600,000
 Schlumberger Ltd.                                200,000       12,450,000
                                                              ------------
                                                                29,050,000
                                                              ------------
Paper & Forest Products--0.5%
 Kimberly-Clark Corp.                             175,000       12,709,375
                                                              ------------
Professional Services--1.5%
 First Data Systems Corp.                         200,000       13,225,000
 Fritz Cos., Inc. (b)                             250,000        8,750,000
 Manpower, Inc.                                   450,000       12,206,250
                                                              ------------
                                                                34,181,250
                                                              ------------
Retail--1.9%
 Federated Department Stores, Inc. (b)            850,000       21,568,750
 Office Depot, Inc. (b)                           800,000       22,900,000
                                                              ------------
                                                                44,468,750
                                                              ------------
Retail--Drug--0.5%
 General Nutrition Companies, Inc. (b)            500,000       12,437,500
                                                              ------------
Telecommunications Equipment--2.0%
 Bay Networks, Inc. (b)                           225,000       14,906,250
 cisco Systems, Inc. (b)                          175,000       13,562,500
 StrataCom, Inc. (b)                              175,000       10,762,500
 U.S. West Communications Group (b)               310,800        8,896,650
                                                              ------------
                                                                48,127,900
                                                              ------------
Tobacco--1.1%
 Philip Morris Companies, Inc.                    300,000       25,350,000
                                                              ------------
Utility--Electric--4.3%
 Allegheny Power Systems, Inc.                    500,000       13,187,500
 FPL Group, Inc.                                  300,000       12,562,500
 Illinova Corp.                                   475,000       13,478,125
 Pinnacle West Capital Corp.                      475,000       13,062,500
 Portland General Corp.                           500,000       13,562,500
 Texas Utilities Co.                              375,000       13,781,250
 Unicom Corp.                                     650,000       21,287,500
                                                              ------------
                                                               100,921,875
                                                              ------------
Utility--Telephone--3.4%
 AT&T Corp.                                       425,000       27,200,000
 Ameritech Corp.                                  300,000       16,200,000
 MCI Communications Corp.                         800,000       19,950,000
 SBC Communications, Inc.                         300,000       16,762,500
                                                              ------------
                                                                80,112,500
                                                              ------------
TOTAL COMMON STOCKS
 (Identified cost $1,002,208,150)                            1,113,397,775
                                                              ------------
FOREIGN COMMON STOCKS--1.3%
United Kingdom--0.8%
Healthcare--Diversified--0.8%
 Smithkline Beecham PLC ADR                       375,000       19,453,125
                                                              ------------
Netherlands--0.5%
Oil--0.5%
 Royal Dutch Petroleum Co. ADR                    100,000       12,287,500
                                                              ------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $29,598,905)                                  31,740,625
                                                              ------------
TOTAL LONG-TERM INVESTMENTS--88.7%
 (Identified cost $1,962,609,233)                            2,096,768,977
                                                              ------------

                                       STANDARD
                                       & POOR'S      PAR
                                        RATING      VALUE
                                    (Unaudited)     (000)         VALUE
SHORT-TERM OBLIGATIONS--8.7%
Commercial Paper--6.0%
 Emerson Electric 5.70%, 11-1-95         A-1+     $ 16,865    $ 16,865,000
 Philip Morris Cos. 5.72%, 11-1-95       A-1         5,000       5,000,000
 Goldman Sachs 5.73%, 11-2-95            A-1+       12,320      12,318,039
 E.I. DuPont de Nemours 5.72%,
  11-3-95                                A-1+        6,468       6,465,945
 McDonald's Corp. 5.70%, 11-3-95         A-1+       12,300      12,296,105
 Pfizer, Inc. 5.70%, 11-3-95             A-1+        3,519       3,517,886
 Unilever Capital Corp. 5.67%,
  11-8-95                                A-1+        7,910       7,901,279
 Coca Cola Co. 5.71%, 11-10-95           A-1+       10,000       9,985,725
 General Electric Capital Corp.
  5.73%, 11-10-95                        A-1+        6,895       6,885,123
 Kimberly-Clark 5.70%, 11-10-95          A-1+        1,505       1,502,855
 First Deposit Funding Trust 5.72%,
  11-13-95                               A-1+        5,000       4,990,467
 Wal-Mart Stores 5.70%, 11-13-95         A-1+        4,560       4,551,336
 Wal-Mart Stores 5.75%, 11-13-95         A-1+        2,200       2,195,783
 Kimberly-Clark Corp. 5.73%,
  11-16-95                               A-1+        6,885       6,868,562
 H.J. Heinz Co. 5.73%, 11-17-95          A-1        14,970      14,931,876
 Wal-Mart Stores 5.70%, 11-17-95         A-1+        3,280       3,271,691
 Warner-Lambert 5.70%, 11-30-95          A-1+        5,000       4,977,042
 Coca Cola Co. 5.68%, 12-11-95           A-1+        3,500       3,477,911
 Minnesota Mining & Manufacturing
  5.67%, 12-13-95                        A-1+        3,685       3,660,624
 E.I. DuPont de Nemours 5.64%,
  2-9-96                                 A-1+        5,000       4,919,600
 Exxon Imperial U.S. Inc. 5.65%,
  2-9-96                                 A-1+        5,000       4,919,600
                                                                -----------
                                                               141,502,449
                                                                -----------

                                                 PAR
                                                VALUE
                                                (000)            VALUE
Federal Agency Securities--0.8%
 Federal Farm Credit Bank 6.33%,
  11-1-95                                     $ 7,000         $  7,000,000
 Federal Home Loan Banks 5.82%,
  11-1-95                                       5,365            5,365,000
 Federal Home Loan Banks 5.85%,
  11-1-95                                       7,175            7,175,000
                                                               ------------
                                                                19,540,000
                                                               ------------
Federal Agency--Variable--1.9%
 Student Loan Marketing Assn. 5.60%, 11-9-95   16,500           16,500,000
 Student Loan Marketing Assn. 5.65%, 1-11-96    9,500            9,500,000
 Federal National Mortgage Assn. 5.55%,
  2-16-96                                      13,000           13,000,000
 Student Loan Marketing Assn. 5.80%, 3-20-96    5,000            5,006,250
                                                               ------------
                                                                44,006,250
                                                               ------------

                                                                VALUE
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $205,050,107)                             $  205,048,699
                                                              -------------
TOTAL INVESTMENTS--97.4%
 (Identified cost $2,167,659,340)                            2,301,817,676(a)
 Cash & receivables, less
  liabilities--2.6%                                             60,593,881
                                                              -------------
NET ASSETS--100.0%                                          $2,362,411,557
                                                              =============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $152,402,459 and gross depreciation of $18,154,694 for income tax purposes. At October 31, 1995, the aggregate cost of securities for federal income tax purposes was $2,167,569,911.

(b) Non-income producing.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1995, these securities amounted to a value of $18,116,250 or 0.8% of net assets.

(d) As rated by Moody's, Fitch or Duff and Phelps.

(e) Mexico Value Recovery Euro Rights (13,076,000 shares) incorporated as a unit.

(f) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.

ADR--American Depository Receipt

STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1995

Assets
Investment securities at value
  (Identified cost $2,167,659,340)                       $2,301,817,676
Cash                                                              4,144
Receivables
 Investment securities sold                                  76,423,482
 Fund shares sold                                             1,062,941
 Dividends and interest                                      14,172,726
                                                            -----------
  Total Assets                                            2,393,480,969
                                                            -----------

Liabilities
Payables
 Investment securities purchased                             25,396,603
 Fund shares repurchased                                      3,162,875
 Investment advisory fee                                      1,034,490
 Financial agent fee                                             60,473
 Transfer agent fee                                             604,921
 Distribution fee                                               514,583
 Trustees' fee                                                    6,185
Accrued expenses                                                289,282
                                                            -----------
  Total Liabilities                                          31,069,412
                                                            -----------
Net Assets                                               $2,362,411,557
                                                            ===========

Net Assets Consist of:
Capital paid in on shares of beneficial interest         $2,095,717,933
Undistributed net investment income                           8,469,986
Accumulated net realized gains                              124,065,302
Net unrealized appreciation                                 134,158,336
                                                            -----------
Net Assets                                               $2,362,411,557
                                                            ===========
Class A
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $2,345,440,478)                               137,616,233

Net asset value per share                                        $17.04
Offering price per share
 $17.04/(1-4.75%)                                                $17.89

Class B
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $16,971,079)                                      997,494

Net asset value and offering price per share                     $17.01

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1995

Investment Income
Dividends                                                  $ 20,163,910
Interest                                                     83,637,626
                                                              ----------
   Total Investment Income                                  103,801,536
                                                              ----------

Expenses
Investment advisory fee                                      12,384,575
Distribution fee--Class A                                     6,018,974
Distribution fee--Class B                                       112,045
Financial agent fee                                             725,638
Transfer agent                                                4,495,037
Printing                                                        379,206
Custodian                                                       253,381
Registration                                                    128,094
Professional                                                     72,528
Trustees                                                         16,250
Miscellaneous                                                   158,471
                                                              ----------
   Total Expenses                                            24,744,199
                                                              ----------
Net Investment Income                                        79,057,337
                                                              ----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                             146,551,737
Net realized loss on foreign currency transactions             (885,716)
Net unrealized appreciation on investments                  118,762,724
                                                              ----------
Net gain on investments                                     264,428,745
                                                              ----------
Net increase in net assets resulting from operations       $343,486,082
                                                              ==========

STATEMENT OF CHANGES IN NET ASSETS
                                               Year Ended       Year Ended
                                               October 31,     October 31,
                                                  1995             1994
                                              ------------    --------------
From Operations
 Net investment income                       $   79,057,337   $   87,250,254
 Net realized gain (loss)                       145,666,021      (19,567,118)
 Net unrealized appreciation
  (depreciation)                                118,762,724     (168,056,299)
                                                 ----------     ------------
 Increase (decrease) in net assets
  resulting from operations                     343,486,082     (100,373,163)
                                                 ----------     ------------
From Distributions to Shareholders
 Net investment income--Class A                 (77,388,590)     (89,537,401)
 Net investment income--Class B                    (288,920)         (17,100)
 Net realized gains--Class A                       --            (72,968,988)
                                                 ----------     ------------
Decrease in net assets from distributions
  to shareholders                               (77,677,510)    (162,523,489)
                                                 ----------     ------------
From Share Transactions
Class A
 Proceeds from sales of shares (12,302,449
  and 26,264,536 shares, respectively)          194,015,940      413,622,592
 Net asset value of shares issued from
  reinvestment of distributions
  (4,436,794 and 9,219,394 shares,
  respectively)                                  70,169,584      145,320,869
 Cost of shares repurchased (49,930,419
  and 52,564,857 shares, respectively)         (784,885,316)    (820,252,365)
                                                 ----------     ------------
Total                                          (520,699,792)    (261,308,904)
                                                 ----------     ------------
Class B
 Proceeds from sales of shares (769,217
  and 308,090 shares, respectively)              12,085,660        4,693,331
 Net asset value of shares issued from
  reinvestment of distributions
  (16,234 and 1,035 shares, respectively)           261,080           15,630
 Cost of shares repurchased (91,818 and
  5,264 shares, respectively)                    (1,481,587)         (79,998)
                                                 ----------     ------------
Total                                            10,865,153        4,628,963
                                                 ----------     ------------
 Decrease in net assets from share
  transactions                                 (509,834,639)    (256,679,941)
                                                 ----------     ------------
 Net decrease in net assets                    (244,026,067)    (519,576,593)
Net Assets
 Beginning of period                          2,606,437,624    3,126,014,217
                                                 ----------     ------------
 End of period (including undistributed
  net investment income of $8,469,986 and
  $8,294,783, respectively)                  $2,362,411,557   $2,606,437,624
                                                 ==========     ============

FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                               Class A
                         -----------------------------------------------------
                                        Year Ended October 31,
                          1995        1994       1993       1992       1991
                         -------     -------    -------    -------  ---------
Net asset value,
  beginning of
  period                 $15.23      $16.64      $15.92      $16.05     $13.86
Income from
  investment
  operations
 Net investment
  income                   0.52        0.48        0.46        0.52       0.62
 Net realized and
  unrealized gain
  (loss)                   1.80       (1.01)       1.08        0.92       2.84
                          ------      ------      ------      ------     -------
  Total from
  investment
  operations               2.32       (0.53)       1.54        1.44       3.46
                          ------      ------      ------      ------     -------
Less distributions
 Dividends from net
  investment income       (0.51)      (0.49)      (0.46)      (0.54)     (0.64)
 Dividends from net
  realized gains           --         (0.39)      (0.36)      (1.03)     (0.63)
                          ------      ------      ------      ------     -------
  Total
  distributions           (0.51)      (0.88)      (0.82)      (1.57)     (1.27)
                          ------      ------      ------      ------     -------
Change in net asset
  value                    1.81       (1.41)       0.72       (0.13)      2.19
                          ------      ------      ------      ------     -------
Net asset value,
  end of period          $17.04      $15.23      $16.64      $15.92     $16.05
                          ======      ======      ======      ======     =======
Total return((1))         15.52%      -3.28%       9.92%       9.77%     26.26%
Ratios/supplemental
  data:
Net assets, end of
  period
  (thousands)        $2,345,440  $2,601,808  $3,126,014  $2,146,726   $941,754
Ratio to average
  net assets of:
 Operating
  expenses                 1.02%       0.96%       0.95%       0.98%      0.98%
 Net investment
  income                   3.27%       3.03%       2.88%       3.55%      4.22%
Portfolio turnover          197%        159%        130%        136%       196%

                                  Class B
                         ---------------------------
                            Year           From
                           Ended         Inception
                        October 31,     7/15/94 to
                            1995         10/31/94
                        -----------    -------------
Net asset value,
  beginning of
  period                   $15.23         $15.27
Income from
  investment
  operations
 Net investment
  income                     0.40           0.09
 Net realized and
  unrealized gain
  (loss)                     1.80          (0.04)
                           ---------    -----------
  Total from
  investment
  operations                 2.20           0.05
                           ---------    -----------
Less distributions
 Dividends from net
  investment income         (0.42)         (0.09)
 Dividends from net
  realized gains             --              --
                           ---------    -----------
  Total
  distributions             (0.42)         (0.09)
                           ---------    -----------
Change in net asset
  value                      1.78          (0.04)
                           ---------    -----------
Net asset value, end
  of period                $17.01         $15.23
                           =========    ===========
Total return((1))           14.68%          0.34%((3))
Ratios/supplemental
  data:
Net assets, end of
  period (thousands)      $16,971         $4,629
Ratio to average net
  assets of:
 Operating expenses          1.78%          1.65%((2))
 Net investment
  income                     2.46%          2.36%((2))
Portfolio turnover            197%           159%

((1)) Maximum sales load is not reflected in the total return calculation.

((2)) Annualized

((3)) Not annualized

CONVERTIBLE FUND SERIES

INVESTMENT ADVISER'S REPORT

Throughout 1995, we have seen considerable improvement in the performance of the convertible market as compared with 1994. This is a result of the strength in both the stock and bond markets throughout the year. For the 12 months ended October 31, 1995, the Convertible Fund's Class A shares produced a total return of 11.45% and Class B shares returned 10.59%. For the same period, the market returned 15.46%, as measured by the CS First Boston Convertible Securities Index. All these figures assume reinvestment of any distributions but exclude the effect of sales charges.

Throughout the fiscal year, we have maintained a moderately aggressive equity posture, and despite the Fund's conservative nature and relatively low risk profile, solid absolute gains have been achieved. Some of our holdings in the financial sector, particularly our exposure to the multi-line insurance companies, have greatly benefited performance. The portfolio's exposure to our 21st Century Medicine theme has also performed well, with the biotechnology holdings contributing meaningfully.

Phoenix Convertible Fund continues to seek low risk participation in the equity markets with an emphasis on preservation of capital in difficult market environments. In doing so, we remain committed to investing in a diverse set of securities which emphasize higher quality, seasoned companies.

Moving forward, we will continue to focus on our Deregulating Financial Services, Deregulating Media, and 21st Century Medicine themes. We also believe that our Rising Energy Demand theme offers significant opportunity and have recently increased exposure to the U.S. natural gas industry, which we believe will benefit from strong demand and improving industry fundamentals.

INVESTOR PROFILE

Phoenix Convertible Fund is best suited for an investor seeking to supplement current income while maintaining the potential for growth.

======================================LINE CHART===============================
                         First Boston
                         Convertible
           Convertible    Securities
          Fund--Class A    Index**     S&P 500*

1985         9525           10000       10000
1986        11967           12541       13286
1987        13072           12328       14138
1988        13713           14129       16186
1989        16021           15901       20429
1990        16397           14067       18892
1991        19015           18838       25223
1992        21634           21750       27733
1993        24355           27089       31865
1994        23995           26605       33117
1995        26743           30718       41864


Average Annual Total Returns for Periods Ending 10/31/95

                                                               From Inception
                                                                  7/15/94 to
                                 1 Year    5 Years   10 Years      10/31/95
--------------------------------------------------------------------------------
Class A with 4.75% sales charge   6.14%     9.19%    10.33%         --
--------------------------------------------------------------------------------
Class A at net asset value       11.45%    10.26%    10.87%         --
--------------------------------------------------------------------------------
Class B with CDSC                 5.59%     --         --           5.44%
--------------------------------------------------------------------------------
Class B at net asset value       10.59%     --         --           8.46%
--------------------------------------------------------------------------------
S&P 500 Index*                   26.41%    17.25%    15.40%        26.56%
--------------------------------------------------------------------------------
First Boston Convertible Index** 15.46%    16.91%    11.88%        15.05%
===============================================================================

This chart assumes an initial gross investment of $10,000 made on 10/31/85 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. The S&P 500's performance does not reflect sales charges.

**The First Boston Convertible Securities Index is an unmanaged but commonly used index that tracks the returns of 250 to 300 convertible bonds and preferreds rated B- or better by Standard and Poor's. The index's performance does not reflect sales charges.

See Notes to Financial Statements

                       INVESTMENTS AT OCTOBER 31, 1995

                                    STANDARD
                                    & POOR'S     PAR
                                     RATING     VALUE
                                 (Unaudited)    (000)       VALUE
                                     --------    -----   -------------
CONVERTIBLE BONDS--63.5%
Advertising--1.2%
 Interpublic Group Euro. Cv.
  3.75%, '02                          NR      $ 2,000    $  1,795,000
 Interpublic Group SDCV 144A
  3.75%, '02 (c)                      NR        1,000         897,500
                                                           -----------
                                                            2,692,500
                                                           -----------
Banks--1.2%
 Mitsubishi Bank Global Cv. 3%,
  '02                                 AA-       2,500       2,584,375
                                                           -----------
Computer Software & Services--1.4%
 Softkey SDCV 144A 5.50%, '00
  (c)                                 NR        2,000       1,690,000
 Spectrum Holobyte Cv. 144A
  6.50%, '02 (c)                      NR        1,500       1,387,500
                                                           -----------
                                                            3,077,500
                                                           -----------
Conglomerates--2.8%
 Hanson America, Inc. Cv. 144A
  2.39%, '01 (c)                      A+        7,800       6,337,500
                                                           -----------
Electrical Equipment--0.9%
 General Signal Corp. Cv. 5.75%,
  '02                                 A-        2,000       2,072,500
                                                           -----------
Electronics--0.3%
 VLSI Technology Cv. 8.25%, '05       B           750         710,625
                                                           -----------
Entertainment, Leisure & Gaming--7.2%
 Comcast Corp. Cv. 3.375%,
  '05 (e)                             B+        5,000       4,750,000
 Comcast Corp. Cv. 1.125%, '07        B+       10,700       5,376,750
 Time Warner, Inc. Cv. 8.75%,
  '15                                 BB+       4,088       4,236,397
 Turner Broadcasting Cv. 144A
  0%, '07 (c)                         BB-       4,000       1,785,000
                                                           -----------
                                                           16,148,147
                                                           -----------
Food--2.2%
 Grand Metropolitan PLC Cv. 144A
  6.50%, '00 (c)                      A+        4,250       4,823,750
                                                           -----------
Healthcare--Diversified--4.4%
 Roche Holdings, Inc. Cv. 144A
  0%, '10 (c)                         NR       24,000       9,810,000
                                                           -----------
Healthcare--Drugs--4.7%
 Chiron Corp. Cv. 144A 1.90%,
  '00 (c)                             BBB+      6,500       5,939,375
 Genzyme Corp. Cv. 6.75%, '01         B+        2,000       2,375,000
 Sandoz Capital BVI, Ltd. Cv.
  144A 2%, '02 (c)                    NR        2,100       1,858,500
                                                           -----------
                                                           10,172,875
                                                           -----------
Insurance--5.7%
 Chubb Corp. Cv. 6%, '98              AA      $ 8,000    $  8,780,000
 Cigna Corp. Cv. 8.20%, '10           BBB       1,000       1,435,000
 Swiss Reinsurance Euro Cv. 144A
  2%, '00 (c)                         NR        2,250       2,430,000
                                                           -----------
                                                           12,645,000
                                                           -----------
Machinery--0.8%
 Albany International Corp. Cv.
  5.25%, '02                          BB-       2,000       1,810,000
                                                           -----------
Metals & Mining--0.3%
 Agnico Mining SDCV 3.50%, '04        B+        1,000         770,000
                                                           -----------
Natural Gas--2.5%
 Apache Corp. Cv. 144A 6%, '02
  (c)                                 BBB-      2,000       2,195,000
 Consolidated Natural Gas Co.
  Cv. 7.25%, '15                      A+        3,250       3,363,750
                                                           -----------
                                                            5,558,750
                                                           -----------
Office & Business Equipment--0.4%
 EMC Corp. Cv. 4.25%, '01             B+        1,000       1,000,000
                                                           -----------
Oil--5.7%
 Noble Affiliates, Inc. Cv.
  4.25%, '03                          BBB-      7,500       6,759,375
 Pennzoil Co. Cv. 6.50%, '03          BBB       4,200       4,830,000
 Pogo Producing Co. Cv. 5.50%,
  '04                                 B         1,000       1,090,000
                                                           -----------
                                                           12,679,375
                                                           -----------
Pollution Control--5.4%
 Browning-Ferris Industries,
  Inc. Cv. 6.75%, '05                 A-        2,000       1,990,000
 Chemical Waste Management, Inc.
  Cv. 0%, '10                         A        25,500      10,136,250
                                                           -----------
                                                           12,126,250
                                                           -----------
Professional Services--0.7%
 Career Horizons, Inc. Cv. 144A
  7%, '02 (c)                         B((d))    1,500       1,526,250
                                                           -----------
Publishing, Broadcasting, Printing & Cable--3.2%
 Hollinger Lyons Cv. 0%, '13          BB        6,000       1,837,500
 News America Holdings, Inc. Cv.
  0%, '13                             BBB      11,300       5,325,125
                                                           -----------
                                                            7,162,625
                                                           -----------
Retail--1.1%
 Federated Department Stores Cv.
  5%, '03                             BB-       2,450       2,382,625
                                                           -----------
Retail--Drug--4.6%
 Rite Aid Corp. Cv. 0%, '06           BBB+     20,500      10,173,125
                                                           -----------
Retail--Food--0.4%
 Food Lion, Inc. Cv. 144A 5%,
  '03 (c)                             A         1,000         965,000
                                                           -----------

Telecommunications Equipment--0.8%
 General Instrument Corp. Cv.
  5%, '00                             BBB-    $   500    $     502,500
 Motorola, Inc. Cv. 0%, '13           AA-       1,500       1,231,875
                                                           -----------
                                                            1,734,375
                                                           -----------
Utility--Electric--0.4%
 California Energy Cv. 144A C7,
  5%, '00 (c)                         B         1,000         975,000
                                                           -----------
Utility--Telephone--5.2%
 U.S. West, Inc. Euro Cv. 0%,
  '11                                 A        35,000      11,681,250
                                                           -----------
TOTAL CONVERTIBLE BONDS
 (Identified cost $138,443,807)                           141,619,397
                                                           -----------

                                              SHARES
                                              ------
CONVERTIBLE PREFERRED STOCKS--5.4%
Banks--0.5%
 H. F. Ahmanson & Co. Cv. Pfd.                 18,500       1,059,125
                                                           -----------
Electrical Equipment--0.8%
 Westinghouse Electric Corp. Cv. Pfd.
  144A $1.30 (c)                              127,500       1,785,000
                                                           -----------
Metals & Mining--0.7%
 Freeport-McMoRan Copper Cv. Pfd.
  (5%, '96) 7%, '02                            60,000       1,432,500
                                                           -----------
Oil--2.8%
 Occidental Petroleum Corp. 144A
  3.875% Cv. Pfd. (c)                          55,000       3,059,375
 Unocal Corp. 144A $3.50 Cv. Pfd. (c)          25,000       1,306,250
 Valero Energy Corp. Cv. Pfd. 6.25%            37,900       1,899,738
                                                           -----------
                                                            6,265,363
                                                           -----------
Paper & Forest Products--0.6%
 International Paper Co. 144A Cv. Pfd
  5.25% (c)                                    32,500       1,430,000
                                                           -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified cost $11,570,442)                             11,971,988
                                                           -----------
COMMON STOCKS--13.6%
Diversified Financial Services--0.5%
 Travelers Group, Inc.                         22,000       1,111,000
                                                           -----------
Electronics--0.7%
 Perkin Elmer Corp.                            45,000       1,580,625
                                                           -----------

                                               SHARES       VALUE
                                                ------   -------------
Healthcare--Diversified--0.5%
 Warner-Lambert Co.                            12,500    $  1,064,063
                                                           -----------
Hospital Management & Services--0.3%
 Vencor, Inc. (b)                              23,800         660,450
                                                           -----------
Insurance--0.8%
 Aetna Life & Casualty Co.                     25,000       1,759,375
                                                           -----------
Natural Gas--5.1%
 Consolidated Natural Gas Co.                  60,000       2,280,000
 El Paso Natural Gas Co.                       75,000       2,025,000
 Enron Corp.                                   65,000       2,234,375
 Equitable Resources, Inc.                     80,000       2,340,000
 Seagull Energy Corp. (b)                     150,000       2,568,750
                                                           -----------
                                                           11,448,125
                                                           -----------
Oil--3.8%
 Amoco Corp.                                   44,904       2,868,243
 Atlantic Richfield Co.                        13,500       1,441,125
 Mobil Corp.                                   12,500       1,259,375
 Sun Company, Inc.                             35,000       1,001,875
 Unocal Corp.                                  75,000       1,968,750
                                                           -----------
                                                            8,539,368
                                                           -----------
Pollution Control--0.2%
 Browning-Ferris Industries, Inc.              12,000         349,500
                                                           -----------
Professional Services--1.0%
 Manpower, Inc.                                81,983       2,223,788
                                                           -----------
Utility--Electric--0.7%
 CMS Energy Corp.                              60,000       1,657,500
                                                           -----------
TOTAL COMMON STOCKS
 (Identified cost $30,327,231)                             30,393,794
                                                           -----------
FOREIGN COMMON STOCKS--0.7%
Italy--0.2%
Textile & Apparel--0.2%
 Gucci Group NV (b)                            13,000         390,000
                                                           -----------
Netherlands--0.5%
Oil--0.5%
 Royal Dutch Petroleum Co. ADR                 10,000       1,228,750
                                                           -----------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $1,387,602)                               1,618,750
                                                           -----------
TOTAL LONG-TERM INVESTMENTS--83.2%
 (Identified cost $181,729,082)                           185,603,929
                                                           -----------

                                 STANDARD
                                 & POOR'S      PAR
                                  RATING      VALUE
                              (Unaudited)     (000)       VALUE
                                  --------    ------   -------------
SHORT-TERM OBLIGATIONS--16.1%
Commercial Paper--16.1%
 Emerson Electric 5.70%,
  11-1-95                          A-1+     $ 5,000    $  5,000,000
 Mobil 5.85%, 11-1-95              A-1+       1,105       1,105,000
 Coca Cola 5.70%, 11-3-95          A-1+       1,250       1,249,604
 McDonald's Corp. 5.70%,
  11-3-95                          A-1+       2,000       1,999,367
 Pfizer, Inc. 5.70%, 11-3-95       A-1+       4,765       4,763,491
 GTE North 5.73%, 11-7-95          A-1+       3,110       3,107,030
 McDonald's Corp. 5.72%,
  11-8-95                          A-1+       3,860       3,855,707
 Unilever Capital 5.67%,
  11-8-95                          A-1+       2,090       2,087,696
 Proctor & Gamble 5.72%,
  11-10-95                         A-1+       3,585       3,579,873
 BellSouth Telecommunications
  5.72%, 11-15-95                  A-1+         910         907,976
Commercial Paper--continued
 H.J. Heinz, Inc. 5.72%,
  11-17-95                         A-1-     $   600    $    598,475
 TDK USA 5.72%, 11-17-95           A-1+       2,750       2,743,009
 E.I. DuPont de Nemours
  5.71%, 11-21-95                  A-1+         955         951,970
 Warner-Lambert 5.70%,
  11-30-95                         A-1+       3,910       3,892,046
                                                         -----------
                                                         35,841,244
                                                         -----------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $35,841,244)                           35,841,244
                                                         -----------
TOTAL INVESTMENTS--99.3%
 (Identified cost $217,570,326)                         221,445,173(a)
 Cash & receivables, less
  liabilities--0.7%                                       1,654,534
                                                         -----------
NET ASSETS--100.0%                                     $223,099,707
                                                         ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $9,441,835 and gross depreciation of $5,507,014 for income tax purposes. At October 31, 1995, the aggregate cost of securities for federal income tax purposes was $217,510,352.

(b) Non-income producing.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1995, these securities amounted to a value of $50,201,000 or 22.5% of net assets.

(d) As rated by Moody's, Fitch or Duff & Phelps.

(e) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.

ADR--American Depository Receipt

                      STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1995

Assets
Investment securities at value
 (Identified cost $217,570,326)                           $221,445,173
Cash                                                             8,472
Receivables
 Investment securities sold                                    873,951
 Fund shares sold                                               23,686
 Dividends and interest                                      1,246,009
                                                            -----------
  Total assets                                             223,597,291
                                                            -----------
Liabilities
Payables
 Fund shares repurchased                                       220,231
 Investment advisory fee                                       124,967
 Distribution fee                                               50,317
 Transfer agent fee                                             50,662
 Financial agent fee                                             5,767
 Trustees' fee                                                   5,241
Accrued expenses                                                40,399
                                                            -----------
  Total liabilities                                            497,584
                                                            -----------
Net Assets                                                $223,099,707
                                                            ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest          $211,056,115
Undistributed net investment income                          1,322,557
Accumulated net realized gains                               6,846,188
Net unrealized appreciation                                  3,874,847
                                                            -----------
Net Assets                                                $223,099,707
                                                            ===========
Class A
Shares of beneficial interest outstanding, $1 par
  value,
 unlimited authorization (Net Assets $219,384,122)          12,035,606
Net asset value per share                                        $18.23
Offering price per share
 $18.23/(1-4.75%)                                                $19.14
Class B
Shares of beneficial interest outstanding, $1 par
  value,
 unlimited authorization (Net Assets $3,715,585)                204,450
Net asset value and offering price per share                     $18.17

                           STATEMENT OF OPERATIONS
                         YEAR ENDED OCTOBER 31, 1995

Investment Income
Dividends                                    $ 1,535,402
Interest                                      11,630,549
                                               ---------
   Total Investment Income                    13,165,951
                                               ---------
Expenses
Investment advisory fee                        1,438,064
Distribution fee--Class A                        547,453
Distribution fee--Class B                         22,594
Financial agent fee                               66,372
Transfer agent                                   368,262
Registration                                      33,579
Printing                                          32,165
Custodian                                         31,542
Professional                                      21,166
Trustees                                          16,250
Miscellaneous                                     42,304
                                               ---------
   Total Expenses                              2,619,751
                                               ---------
Net Investment Income                         10,546,200
                                               ---------
Net Realized and Unrealized Gain (Loss)
  on Investments
Net realized gain on securities                6,913,139
Net unrealized appreciation on
  investments                                  6,261,043
                                               ---------
Net gain on investments                       13,174,182
                                               ---------
Net increase in net assets resulting from
  operations                                 $23,720,382
                                               =========

                       STATEMENT OF CHANGES IN NET ASSETS


                                              Year Ended        Year Ended
                                              October 31,      October 31,
                                                 1995              1994
                                             -------------   ---------------
From Operations
 Net investment income                       $ 10,546,200      $ 10,237,483
 Net realized gain                              6,913,139         2,502,515
 Net unrealized appreciation
  (depreciation)                                6,261,043       (16,571,486)
                                               -----------      -------------
Increase (decrease) in net assets
  resulting from operations                    23,720,382        (3,831,488)
                                               -----------      -------------
From Distributions to Shareholders
 Net investment income--Class A               (12,970,385)       (9,093,961)
 Net investment income--Class B                  (119,217)           (2,320)
 Net realized gains--Class A                   (2,391,510)      (10,558,572)
 Net realized gains--Class B                      (12,867)          --
                                               -----------      -------------
 Decrease in net assets from
  distributions to shareholders               (15,493,979)      (19,654,853)
                                               -----------      -------------
From Share Transactions
Class A
 Proceeds from sales of shares
  (1,382,175 and 1,725,250 shares,
  respectively)                                24,342,158        31,385,401
 Net asset value of shares issued from
  reinvestment of distributions (722,912
  and 889,666 shares, respectively)            12,522,376        16,005,344
 Cost of shares repurchased (2,957,778
  and 2,759,745 shares, respectively)         (51,872,715)      (49,682,138)
                                               -----------      -------------
Total                                         (15,008,181)       (2,291,393)
                                               -----------      -------------
Class B
 Proceeds from sales of shares (158,935
  and 62,836 shares, respectively)              2,790,598         1,106,801
 Net asset value of shares issued from
  reinvestment of distributions (6,511
  and 126 shares, respectively)                   114,320             2,208
 Cost of shares repurchased (9,767 and
  14,191 shares, respectively)                   (173,872)         (252,704)
                                               -----------      -------------
Total                                           2,731,046           856,305
                                               -----------      -------------
 Decrease in net assets from share
  transactions                                (12,277,135)       (1,435,088)
                                               -----------      -------------
 Net decrease in net assets                    (4,050,732)      (24,921,429)
Net Assets
 Beginning of period                          227,150,439       252,071,868
                                               -----------      -------------
 End of period (including undistributed
  net investment income of $1,322,557 and
  $3,828,214, respectively)                  $223,099,707      $227,150,439
                                               ===========      =============

                              FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                               Class A
                         -----------------------------------------------------
                                        Year Ended October 31,
                          1995       1994       1993       1992        1991
                         -------    -------    -------    -------   ---------
Net asset value,
  beginning of
  period                 $17.56     $19.34     $18.86     $18.36      $16.63
Income from
  investment
  operations
 Net investment
  income                   0.87       0.78       0.68       0.77        0.87
 Net realized and
  unrealized gain
  (loss)                   1.04      (1.06)      1.53       1.54        1.75
                          ------     ------     ------     ------      -------
  Total from
  investment
  operations               1.91      (0.28)      2.21       2.31        2.62
                          ------     ------     ------     ------      -------
Less distributions
 Dividends from net
  investment income       (1.05)     (0.69)     (0.73)     (0.72)      (0.89)
 Dividends from net
  realized gains          (0.19)     (0.81)     (1.00)     (1.09)       --
                          ------     ------     ------     ------      -------
 Total distributions      (1.24)     (1.50)     (1.73)     (1.81)      (0.89)
                          ------     ------     ------     ------      -------
Change in net asset
  value                    0.67      (1.78)      0.48       0.50        1.73
                          ------     ------     ------     ------      -------
Net asset value, end
  of period              $18.23     $17.56     $19.34     $18.86      $18.36
                          ======     ======     ======     ======      =======
Total return((1))         11.45%     -1.48%     12.58%     13.77%      15.97%
Ratios/supplemental
  data:
Net assets, end of
  period (thousands)   $219,384   $226,294   $252,072   $200,944    $169,288
Ratio to average net
  assets of:
 Operating expenses        1.18%      1.14%      1.15%      1.20%       1.14%
 Net investment
  income                   4.78%      4.27%      3.70%      4.28%       4.84%
Portfolio turnover           79%        91%        94%       200%        284%

                                    Class B
                         -------------------------------

                             Year              From
                             Ended          Inception
                          October 31,       7/15/94 to
                             1995            10/31/94
                        ---------------   -------------
Net asset value,
  beginning of
  period                    $17.55            $17.59
Income from
  investment
  operations
 Net investment
  income                      0.70((4))         0.15
 Net realized and
  unrealized gain
  (loss)                      1.07             (0.06)
                           -------------    -----------
  Total from
  investment
  operations                  1.77              0.09
                           -------------    -----------
Less distributions
 Dividends from net
  investment income          (0.96)            (0.13)
 Dividends from net
  realized gains             (0.19)             --
                           -------------    -----------
 Total distributions         (1.15)            (0.13)
                           -------------    -----------
Change in net asset
  value                       0.62             (0.04)
                           -------------    -----------
Net asset value, end
  of period                 $18.17            $17.55
                           =============    ===========
Total return((1))            10.59%             0.49%((3))
Ratios/supplemental
  data:
Net assets, end of
  period (thousands)        $3,715              $856
Ratio to average net
  assets of:
 Operating expenses           1.95%             1.83%((2))
 Net investment
  income                      3.92%             3.29%((2))
Portfolio turnover              79%               91%

((1)) Maximum sales load is not reflected in the total return calculation.

((2)) Annualized

((3)) Not annualized

((4)) Computed using average shares outstanding.

GROWTH FUND SERIES

INVESTMENT ADVISER'S REPORT

Phoenix Growth Fund benefited from the strong 1995 stock market rally, providing attractive absolute returns. For the twelve months ended October 31, 1995, Class A shares produced a total return of 23.91% and Class B shares returned 23.02%. These results compare with the 26.41% total return of the S&P 500 Index over the same period. All these figures assume reinvestment of any distributions but exclude the effect of sales charges.

Over the last twelve months, cash reserves were reduced from approximately 17% to 11% to take advantage of the robust stock market environment. Overweight positions in technology, health care and capital goods helped the portfolio's performance. Some of the stronger performers in these sectors included Hewlett Packard, Amgen, and Boeing.

Certain individual holdings held the performance back. Most notably, these stocks included Archer Daniels Midland and Humana. These securities were sold based on our analysis of the company or industry specific problems. The portfolio's underweighting in financial services early in 1995 also resulted in missing some of this sector's strong performance.

Looking forward, we expect increased volatility as investors move to protect their gains before yearend. We continue to find promising investment opportunities in such themes as 21st Century Medicine, Hybrid Network, Deregulating Financial Services, and Farming for Yield.

INVESTOR PROFILE

Phoenix Growth Fund is best suited for an investor seeking the potential for long-term growth through investments in quality common stocks.

======================================LINE CHART===============================
                      Growth Fund--
          S&P 500*    Class A

1985         9525       10000
1986        12897       13286
1987        14180       14138
1988        15171       16186
1989        18423       20429
1990        18986       18892
1991        24866       25223
1992        26593       27733
1993        28508       31865
1994        29096       33117
1995        36052       41864

Average Annual Total Returns for Periods Ending 10/31/95

                                                                 From Inception
                                                                 7/15/94 to
                                   1 Year   5 Years   10 Years   10/31/95
--------------------------------------------------------------------------------
Class A with 4.75% sales charge    18.02%   12.56%    13.67%     --
--------------------------------------------------------------------------------
Class A at net asset value         23.91%   13.66%    14.22%     --
--------------------------------------------------------------------------------
Class B with CDSC                  18.02%   --        --         17.47%
--------------------------------------------------------------------------------
Class B at net asset value         23.02%   --        --         20.39%
--------------------------------------------------------------------------------
S&P 500 Index*                     26.41%   17.25%    15.40%     26.56%
================================================================================

This chart assumes an initial gross investment of $10,000 made on 10/31/85 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception dates, fees and sales charges. The total return for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. The S&P 500's performance does not reflect sales charges.

INVESTMENTS AT OCTOBER 31, 1995

                                   SHARES         VALUE
                                  --------   --------------
COMMON STOCKS--78.6%
Aerospace & Defense--5.2%
 Boeing Company                   650,000     $ 42,656,250
 McDonnell Douglas Corp.          400,000       32,700,000
 United Technologies Corp.        500,000       44,375,000
                                               ------------
                                               119,731,250
                                               ------------
Banks--3.5%
 Chase Manhattan Corp.            750,000       42,750,000
 Citicorp                         600,000       38,925,000
                                               ------------
                                                81,675,000
                                               ------------
Building & Materials--1.0%
 PPG Industries, Inc.             550,000       23,375,000
                                               ------------
Chemical--2.1%
 IMC Global, Inc.                 121,000        8,470,000
 Monsanto Co.                     290,000       30,377,500
 Arcadian Corp.                   500,000       10,312,500
                                               ------------
                                                49,160,000
                                               ------------
Chemical--Specialty--1.0%
 Morton International, Inc.       750,000       22,875,000
                                               ------------
Computer Software & Services--4.2%
 Computer Associates
  International, Inc.             650,000       35,750,000
 Oracle Systems Corp. (b)         850,000       37,081,250
 Sybase, Inc. (b)                 600,000       23,550,000
                                               ------------
                                                96,381,250
                                               ------------
Conglomerates--2.0%
 ITT Corp.                        300,000       36,750,000
 TRW, Inc.                        145,000        9,533,750
                                               ------------
                                                46,283,750
                                               ------------
Cosmetics & Soaps--1.9%
 Gillette Co.                     900,000       43,537,500
                                               ------------
Diversified Financial Services--4.5%
 American Express Co.           1,000,000       40,625,000
 Dean Witter Discover & Co.       600,000       29,850,000
 Morgan Stanley Group, Inc.       400,000       34,800,000
                                               ------------
                                               105,275,000
                                               ------------
Electrical Equipment--3.2%
 Emerson Electric Co.             400,000       28,500,000
 General Electric Co.             700,000       44,275,000
                                               ------------
                                                72,775,000
                                               ------------
Electronics--0.5%
 Perkin Elmer Corp.               325,000       11,415,625
                                               ------------
Entertainment, Leisure & Gaming--1.5%
 Walt Disney Co.                  600,000       34,575,000
                                               ------------
Food--1.4%
 CPC International, Inc.          500,000       33,187,500
                                               ------------
Healthcare--Drugs--4.0%
 Amgen, Inc. (b)                  600,000       28,800,000
 Genzyme Corp.                    500,000     $ 29,125,000
 Merck & Co., Inc.                600,000       34,500,000
                                               ------------
                                                92,425,000
                                               ------------
Hospital Management & Services--1.8%
 Cerner Corp. (b)                 500,000       13,250,000
 Columbia/HCA Healthcare
  Corp.                           550,000       27,018,750
                                               ------------
                                                40,268,750
                                               ------------
Insurance--3.1%
 American International
  Group, Inc.                     300,000       25,312,500
 Cigna Corp.                      468,000       46,390,500
                                               ------------
                                                71,703,000
                                               ------------
Lodging & Restaurants--2.1%
 Marriott International, Inc.   1,000,000       36,875,000
 Starbucks Corp. (b)              300,000       11,775,000
                                               ------------
                                                48,650,000
                                               ------------
Machinery--2.5%
 Deere & Co.                      425,000       37,984,375
 Parker-Hannifin Corp.            600,000       20,250,000
                                               ------------
                                                58,234,375
                                               ------------
Medical Products & Supplies--4.7%
 Baxter International, Inc.     1,100,000       42,487,500
 Johnson & Johnson                500,000       40,750,000
 St. Jude Medical, Inc.           500,000       26,625,000
                                               ------------
                                               109,862,500
                                               ------------
Office & Business Equipment--3.2%
 Hewlett Packard Co.              300,000       27,787,500
 Sun Microsystems, Inc. (b)       600,000       46,800,000
                                               ------------
                                                74,587,500
                                               ------------
Oil--1.8%
 Mobil Corp.                      400,000       40,300,000
                                               ------------
Oil Service & Equipment--1.3%
 Schlumberger Ltd.                500,000       31,125,000
                                               ------------
Paper & Forest Products--1.1%
 Bowater, Inc.                    600,000       26,550,000
                                               ------------
Professional Services--1.4%
 First Data Corp.                 475,770       31,460,291
                                               ------------
Retail--3.2%
 Federated Department Stores,
  Inc. (b)                      1,250,000       31,718,750
 Office Depot, Inc. (b)           750,000       21,468,750
 Staples, Inc. (b)                750,000       19,968,750
                                               ------------
                                                73,156,250
                                               ------------
Telecommunications Equipment--5.2%
 Bay Networks, Inc. (b)           430,000       28,487,500
 cisco Systems, Inc. (b)          350,000       27,125,000
 DSC Communications Corp. (b)     600,000       22,200,000
 Motorola, Inc.                   350,000       22,968,750
 Tellabs, Inc. (b)                600,000       20,400,000
                                               ------------
                                               121,181,250
                                               ------------

Textiles & Apparel--1.2%
 Nike, Inc. Class B               500,000     $ 28,375,000
                                               ------------
Tobacco--1.8%
 Philip Morris Companies,
  Inc.                            500,000       42,250,000
                                               ------------
Utility--Electric--2.4%
 American Electric Power,
  Inc.                            740,000       28,212,500
 Entergy Corp.                  1,000,000       28,500,000
                                               ------------
                                                56,712,500
                                               ------------
Utility--Telephone--5.8%
 AT & T Corp.                     900,000       57,600,000
 Ameritech Corp.                  750,000       40,500,000
 MCI Communications Corp.       1,500,000       37,406,250
                                               ------------
                                               135,506,250
                                               ------------
TOTAL COMMON STOCKS
 (Identified cost $1,494,394,043)             1,822,594,541
                                               ------------
FOREIGN COMMON STOCKS--10.9%
Finland--1.0%
Telecommunications Equipment--1.0%
 Nokia AB                         400,000       22,888,000
                                               ------------
Italy--0.0%
Medical Products & Supplies--0.0%
 De Rigo S.P.A. ADR (b)            42,000          866,250
                                               ------------
Japan--1.6%
Autos &
  Trucks--0.5%
 Nissan Motor Co.               1,000,000        6,650,000
 Toyota Motor Corp.               325,000        6,038,500
                                               ------------
                                                12,688,500
                                               ------------
Banks--0.3%
Mitsubishi Trust & Banking        596,000        7,813,560
                                               ------------
Electronics--0.4%
 Kyocera Corp.                    108,000        8,851,680
                                               ------------
Entertainment &
  Leisure--0.4%
 Nintendo                         116,000        8,531,800
                                               ------------
Netherlands--0.8%
Electronics--0.8%
 Philips Electronics N.V. ADR     500,000       19,312,500
                                               ------------
Sweden--2.4%
Healthcare--Drugs--1.3%
 Astra AB Ser. A                  805,000       29,567,650
                                               ------------
Paper & Forest Products--0.1%
 Stora Kopparbergs (b)            184,000        2,230,080
                                               ------------
Telecommunications Equipment--1.0%
 Ericsson L.M. Telephone Co.
  Class B
   ADR                          1,100,000       23,495,230
                                               ------------
Switzerland--2.2%
Electrical Equipment--1.0%
 Brown Boveri & Cie                20,000       23,176,400
                                               ------------
Healthcare--Diversified--1.2%
 Ciba-Geigy AG-Registered          32,000       27,678,080
                                               ------------
United Kingdom--2.9%
Healthcare--Diversified--1.8%
 Smithkline Beecham PLC ADR       800,000     $ 41,500,000
                                               ------------
Oil--1.1%
 British Petroleum PLC ADR        300,000       26,475,000
                                               ------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $187,338,566)                255,074,730
                                               ------------
TOTAL LONG-TERM INVESTMENTS--89.5%
 (Identified cost $1,681,732,609)             2,077,669,271
                                               ------------

                                STANDARD
                                & POOR'S     PAR
                                 RATING     VALUE
                             (Unaudited)    (000)
                                 --------    -----
SHORT-TERM OBLIGATIONS--8.8%
Commercial Paper--7.4%
AT&T 5.70%, 11-1-95              A-1+     $ 7,945      7,945,000
Philip Morris Cos., Inc.
  5.72%,  11-1-95                A-1       10,000     10,000,000
E.I. DuPont de Nemours
  5.72%, 11-3-95                 A-1+       4,020      4,018,723
McDonald's Corp. 5.70%,
  11-3-95                        A-1+      10,000      9,996,833
Albertson's, Inc. 5.72%,
  11-6-95                        A-1        9,695      9,687,298
Pfizer, Inc. 5.66%, 11-6-95      A-1+       5,000      4,996,069
Albertson's, Inc. 5.72%,
  11-7-95                        A-1        5,000      4,995,233
Wal-Mart Stores, Inc. 5.75%,
  11-7-95                        A-1+       7,000      6,993,292
McDonald's Corp. 5.72%,
  11-8-95                        A-1+       6,165      6,158,143
Philip Morris Capital Corp.
  5.69%, 11-8-95                 A-1        5,000      4,994,468
Albertson's, Inc. 5.70%,
  11-10-95                       A-1        6,000      5,991,450
BellSouth
  Telecommunications, Inc.
  5.70%, 11-13-95                A-1+       3,725      3,717,923
TDK USA 5.73%, 11-13-95          A-1+       5,000      4,990,450
Albertson's, Inc. 5.70%,
  11-14-95                       A-1        3,290      3,283,228
McDonald's Corp. 5.72%,
  11-14-95                       A-1+      15,765     15,732,437
Kimberly-Clark Corp. 5.75%,
  11-17-95                       A-1+       5,725      5,710,369
TDK USA 5.72%, 11-17-95          A-1+       8,550      8,528,264
Wal-Mart Stores, Inc. 5.70%,
  11-17-95                       A-1+       7,000      6,982,267
Unilever Capital Corp.
  5.69%, 11-21-95                A-1+       2,350      2,342,571
BellSouth
  Telecommunications, Inc.
  5.72%, 11-22-95                A-1+       6,545      6,523,162
Wal-Mart Stores, Inc. 5.70%,
  11-29-95                       A-1+       3,050      3,036,478

                                STANDARD
                                & POOR'S     PAR
                                 RATING     VALUE
                             (Unaudited)    (000)      VALUE
                                 --------    -----   -----------
Commercial Paper--continued
Philip Morris Cos., Inc.
  5.70%, 12-1-95                 A-1       $4,610   $  4,588,103
E.I. DuPont de Nemours
  5.69%, 12-4-95                 A-1+       3,240      3,223,101
E.I. DuPont de Nemours
  5.69%, 12-5-95                 A-1+       4,000      3,978,504
E.I. DuPont de Nemours
  5.70%, 12-5-95                 A-1+       8,005      7,960,401
Pfizer, Inc. 5.70%, 12-6-95      A-1+       6,000      5,966,750
Unilever Capital Corp.
  5.67%, 12-14-95                A-1+       4,040      4,012,639
General Electric Capital
  5.91%, 7-26-96                 A-1+       4,500      4,499,955
                                                       ---------
                                                     170,853,111
                                                       ---------
                                             PAR
                                            VALUE
                                            (000)       VALUE
                                             -----   -----------
Federal Agency Securities--1.4%
 Federal Farm Credit Bank 6.33%,
   11-1-95                                 $ 7,000   $ 7,000,000
 Federal Home Loan Mortgage 5.85%,
   11-1-95                                  18,075    18,075,000
 Student Loan Marketing Association
   5.65%, 1-11-96                            5,000     5,000,000
 Federal Home Loan Banks 6.52%,  1-19-96     3,840     3,792,653
                                                        ---------
                                                      33,867,653
                                                        ---------
 TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $204,719,084)                       204,720,764
                                                      -----------
TOTAL INVESTMENTS--98.3%
 (Identified cost $1,886,451,693)                   2,282,390,035(a)
 Cash & receivables, less liabilities--1.7%            37,972,107
                                                      -----------
NET ASSETS--100.0%                                 $2,320,362,142
                                                      ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $422,750,442 and gross depreciation of $26,823,382 for income tax purposes. At October 31, 1995, the aggregate cost of securities for federal income tax purposes was $1,886,462,975

(b) Non-income producing.

ADR--American Depository Receipt

                      STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1995

Assets
Investment securities at value
  (Identified cost $1,886,451,693)                       $2,282,390,035
Cash                                                             19,849
Receivables
 Investment securities sold                                  71,934,306
 Fund shares sold                                             1,033,058
 Dividends and interest                                       2,936,087
                                                            -----------
  Total assets                                            2,358,313,335
                                                            -----------

Liabilities
Payables
 Investment securities purchased                             32,271,578
 Fund shares repurchased                                      2,915,759
 Investment advisory fee                                      1,321,993
 Financial agent fee                                             52,730
 Distribution fee                                               510,110
 Transfer agent fee                                             573,650
 Trustees' fee                                                    5,850
Accrued expenses                                                299,523
                                                            -----------
  Total liabilities                                          37,951,193
                                                            -----------
Net Assets                                               $2,320,362,142
                                                            ===========

Net Assets Consist of:
Capital paid in on shares of beneficial interest         $1,764,866,661
Undistributed net investment income                           8,762,468
Accumulated net realized gains                              150,794,671
Net unrealized appreciation                                 395,938,342
                                                            -----------
Net Assets                                               $2,320,362,142
                                                            ===========
Class A
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $2,300,250,886)                                92,305,384

Net asset value per share                                        $24.92
Offering price per share
  $24.92/(1-4.75%)                                               $26.16

Class B
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $20,111,256)                                      812,938

Net asset value and offering price per share                     $24.74

                           STATEMENT OF OPERATIONS
                         YEAR ENDED OCTOBER 31, 1995

Investment Income
Dividends (net of foreign taxes of $551,484)                 $ 32,434,053
Interest                                                       13,680,026
                                                                ----------
  Total Investment Income                                      46,114,079
                                                                ----------
Expenses
Investment advisory fee                                        14,508,081
Distribution fee--Class A                                       5,393,485
Distribution fee--Class B                                         106,198
Financial agent fee                                               643,404
Transfer agent                                                  4,622,101
Printing                                                          339,858
Custodian                                                         252,392
Professional                                                       75,744
Registration                                                       75,209
Trustees                                                           16,250
Miscellaneous                                                     171,189
                                                                ----------
  Total Expenses                                               26,203,911
                                                                ----------
Net Investment Income                                          19,910,168
                                                                ----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                               150,995,548
Net realized gain on foreign currency transactions              4,626,158
Net unrealized appreciation on investments                    290,325,083
                                                                ----------

Net gain on investments                                       445,946,789
                                                                ----------
Net increase in net assets resulting from operations         $465,856,957
                                                                ==========

STATEMENT OF CHANGES IN NET ASSETS
                                                 Year Ended     Year Ended
                                                October 31,     October 31,
                                                    1995           1994
                                                -----------    -------------
From Operations
 Net investment income                       $   19,910,168   $   27,857,990
 Net realized gain                              155,621,706       82,419,261
 Net unrealized appreciation (depreciation)     290,325,083      (66,347,670)
                                                   ---------    -----------
 Increase in net assets resulting from
  operations                                    465,856,957       43,929,581
                                                   ---------    -----------
From Distributions to Shareholders
 Net investment income--Class A                 (29,146,274)     (27,374,495)
 Net investment income--Class B                     (70,729)        --
 Net realized gains--Class A                    (80,021,516)     (55,054,888)
 Net realized gains--Class B                       (163,754)        --
                                                   ---------    -----------
 Decrease in net assets from distributions
  to shareholders                              (109,402,273)     (82,429,383)
                                                   ---------    -----------
From Share Transactions
Class A
 Proceeds from sales of shares (11,080,464
  and 11,908,660 shares, respectively)          244,386,687      249,411,073
 Net asset value of shares issued from
  reinvestment of distributions
  (5,065,877 and 3,499,935 shares,
  respectively)                                 100,757,525       73,320,069
 Cost of shares repurchased (24,592,373 and
  33,712,698 shares, respectively)             (539,504,775)    (707,153,244)
                                                   ---------    -----------
Total                                          (194,360,563)    (384,422,102)
                                                   ---------    -----------
Class B
 Proceeds from sales of shares (726,554 and
  141,944 shares, respectively)                  16,077,649        2,945,409
 Net asset value of shares issued from
  reinvestment of distributions
  (10,621 and 0 shares, respectively)               212,004         --
 Cost of shares repurchased (64,169 and
  2,012 shares, respectively)                    (1,445,729)         (41,813)
                                                   ---------    -----------
Total                                            14,843,924        2,903,596
                                                   ---------    -----------
 Decrease in net assets from share
  transactions                                 (179,516,639)    (381,518,506)
                                                   ---------    -----------
 Net increase (decrease) in net assets          176,938,045     (420,018,308)
Net Assets
 Beginning of period                          2,143,424,097    2,563,442,405
                                                   ---------    -----------
 End of period (including undistributed net
  investment income of $8,762,468 and
  $13,473,476, respectively)                 $2,320,362,142   $2,143,424,097
                                                   =========    ===========

                              FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                             Class A
                       -----------------------------------------------------
                                      Year Ended October 31,
                         1995        1994        1993        1992        1991
                        -------     -------     -------     -------   ---------
Net asset value,
  beginning of
  period                $21.24      $21.53      $20.76      $22.60      $18.45
Income from
  investment
  operations((5))
 Net investment
  income                  0.26        0.26        0.32        0.36        0.50
 Net realized and
  unrealized gain         4.53        0.17        1.15        0.97        4.97
                         ------      ------      ------      ------      -------
  Total from
  investment
  operations              4.79        0.43        1.47        1.33        5.47
                         ------      ------      ------      ------      -------
Less
  distributions
 Dividends from
  net investment
  income                 (0.30)      (0.24)      (0.32)      (0.45)      (0.55)
 Dividends from
  net realized
  gains                  (0.81)      (0.48)      (0.38)      (2.72)      (0.77)
                         ------      ------      ------      ------      -------
  Total
  distributions          (1.11)      (0.72)      (0.70)      (3.17)      (1.32)
                         ------      ------      ------      ------      -------
Change in net
  asset value             3.68       (0.29)       0.77       (1.84)       4.15
                         ------      ------      ------      ------      -------
Net asset value,
  end of period         $24.92      $21.24      $21.53      $20.76      $22.60
                         ======      ======      ======      ======      =======
Total return((1))        23.91%       2.06%       7.20%       6.95%      30.97%
Ratios/
  supplemental
  data:
Net assets, end
  of period
  (thousands)       $2,300,251  $2,140,458  $2,563,442  $2,186,868  $1,251,565
Ratio to average
  net assets of:
 Operating
  expenses                1.20%       1.19%       1.18%       1.17%       1.15%
 Net investment
  income                  0.92%       1.22%       1.55%       1.86%       2.49%
Portfolio
  turnover                 109%        118%        176%        192%        227%

                                    Class B
                         -------------------------------
                             Year             From
                            Ended           Inception
                         October 31,       7/15/94 to
                             1995           10/31/94
                        -------------     --------------
Net asset value,
  beginning of
  period                   $ 21.19           $ 20.48
Income from
  investment
  operations((5))
 Net investment
  income                      0.00((4))         0.01
 Net realized and
  unrealized gain             4.60              0.70
                           -----------    -------------
  Total from
  investment
  operations                  4.60              0.71
                           -----------    -------------
Less distributions
 Dividends from net
  investment income          (0.24)             --
 Dividends from net
  realized gains             (0.81)             --
                           -----------    -------------
  Total
  distributions              (1.05)             --
                           -----------    -------------
Change in net asset
  value                       3.55              0.71
                           -----------    -------------
Net asset value, end
  of period                $ 24.74           $ 21.19
                           ===========    =============
Total return((1))            23.02%             3.47%((3))
Ratios/supplemental
  data:
Net assets, end of
  period (thousands)       $20,111            $2,966
Ratio to average net
  assets of:
 Operating expenses           1.97%             1.87%((2))
 Net investment
  income                      0.01%             0.32%((2))
Portfolio turnover             109%              118%

((1)) Maximum sales load is not reflected in the total return calculation.

((2)) Annualized

((3)) Not annualized

((4)) Computed using average shares outstanding.

((5)) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.

U.S. STOCK FUND SERIES

INVESTMENT ADVISER'S REPORT

Phoenix U.S. Stock Fund produced strong returns during the most recent fiscal year. For the twelve months ended October 31, 1995, the Fund outperformed the Standard & Poor's 500 Index. The total returns for Class A and B shares were 35.14% and 34.15%, respectively, and compared favorably with the S&P 500 return of 26.41% for the same twelve month-period. All these figures assume reinvestment of any distributions but exclude the effect of sales charges.

The Fund focuses on domestic companies expected to increase revenues, operating profit and earnings per share by at least 20% annually. This emphasis on high growth companies leads the Fund into many of the Phoenix investment themes during the early stages of a theme's lifecycle. We were an early investor in the Internet Connection theme and had approximately 20% of the Fund's assets invested in leading Internet related companies such as America Online, Intuit, Netscape, Spyglass and UUNET. Other themes currently emphasized in the portfolio include Media Deregulation and Shift to Digital.

The early and significant exposure to our Internet Connection theme helped performance, especially in September and October. In addition, the consistently large exposure to technology stocks throughout 1995 has contributed strongly to performance.

As 1995 comes to a close, the Dow Jones Industrial Average has already pushed past 5000. We anticipate technology stocks could continue to rally if personal computer sales remain strong, semiconductor pricing stabilizes and interest rates trend slightly lower. Further market acceptance of our belief that the Internet represents one of the most important secular changes of this decade could produce additional outperformance from stocks in this area.

We would like to caution shareholders that the equity returns seen in 1995 are unusually high and expectations for 1996 performance should not be based on 1995 results. It is our belief that next year will be a highly selective market and double-digit returns will be more difficult to attain.

INVESTOR PROFILE

Phoenix U.S. Stock Fund is best suited for an investor who desires an aggressively managed portfolio designed for maximum appreciation of capital with little or no current income.

======================================LINE CHART===============================
     U.S. Stock Fund--
           Class A         S&P 500*

1985         9525           10000
1986        13196           13286
1987        13786           14138
1988        14409           16186
1989        17088           20429
1990        14820           18892
1991        20746           25223
1992        22222           27733
1993        25366           31865
1994        25460           33117
1995        34407           41864

Average Annual Total Returns for Periods Ending 10/31/95

                                                              From Inception
                                                              7/21/94 to
                                 1 Year   5 Years   10 Years  10/31/95
--------------------------------------------------------------------------------
Class A with 4.75% sales charge  28.76%   17.16%    13.14%    --
--------------------------------------------------------------------------------
Class A at net asset value       35.14%   18.31%    13.69%    --
--------------------------------------------------------------------------------
Class B with CDSC                29.15%     --        --      24.29%
--------------------------------------------------------------------------------
Class B at net asset value       34.15%     --        --      27.22%
--------------------------------------------------------------------------------
S&P 500 Index*                   26.41%   17.25%    15.40%    26.94%
================================================================================

This chart assumes an initial gross investment of $10,000 made on 10/31/85 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception dates, fees and sales charges. The total return for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P 500 Index is an unmanaged but commonly used measure of common stock total return performance. The S&P 500's performance does not reflect sales charges.

                      See Notes to Financial Statements

INVESTMENTS AT OCTOBER 31, 1995

                                           SHARES       VALUE
                                             ------   -----------
COMMON STOCKS--94.3%
Airlines--1.5%
 Continental Airlines Class B (b)           75,000    $ 2,671,875
                                                        ---------
Banks--3.5%
 Astoria Financial Corp.                    25,000      1,071,875
 TCF Financial Corp.                        90,000      5,287,500
                                                        ---------
                                                        6,359,375
                                                        ---------
Computer Software & Services--19.7%
 America Online, Inc. (b)                   30,000      2,400,000
 Checkfree Corp. (b)                        13,000        274,625
 Creative Computers, Inc. (b)               80,500      2,334,500
 FORE Systems, Inc. (b)                     10,000        530,000
 Intuit (b)                                 70,000      5,040,000
 Legato Systems, Inc. (b)                   32,500      1,186,250
 Netscape Communications Corp. (b)          80,000      7,040,000
 Oak Technology, Inc. (b)                   60,000      3,285,000
 Premenos Technology Corp. (b)              50,000      1,962,500
 Remedy Corp. (b)                           25,000      1,075,000
 Symantec Corp. (b)                         70,000      1,701,875
 UUNET Technologies, Inc. (b)               85,000      5,163,750
 Verity, Inc. (b)                          110,000      4,042,500
                                                        ---------
                                                       36,036,000
                                                        ---------
Diversified Financial Services--2.1%
 CMAC Investment Corp.                      20,000        950,000
 MGIC Investment Corp.                      40,000      2,275,000
 Money Store, Inc.                          15,000        600,000
                                                        ---------
                                                        3,825,000
                                                        ---------
Electronics--8.8%
 BMC Industries, Inc.                       75,000      2,896,875
 C-Cube Microsystems, Inc. (b)              60,000      4,147,500
 ESS Technology, Inc. (b)                  100,000      3,000,000
 ITI Technologies, Inc. (b)                 58,500      1,477,125
 LSI Logic Corp. (b)                        25,000      1,178,125
 Novellus Systems, Inc. (b)                 50,000      3,443,750
                                                        ---------
                                                       16,143,375
                                                        ---------
Entertainment, Leisure & Gaming--3.0%
 New World Communications Group, Inc.
  (b)                                      200,000      3,300,000
 Regal Cinemas, Inc. (b)                    55,000      2,158,750
                                                        ---------
                                                        5,458,750
                                                        ---------
Healthcare--Diversified--0.6%
 Oxford Health Plans (b)                    15,000      1,173,750
                                                        ---------
Healthcare--Drugs--7.6%
 Amylin Pharmaceuticals, Inc. (b)          150,000      1,106,250
 Dura Pharmaceuticals, Inc. (b)            120,000      3,510,000
 Gilead Sciences, Inc. (b)                  75,000      1,462,500
 Liposome Company, Inc. (b)                200,000      3,075,000
 Magainin Pharmaceuticals, Inc. (b)        250,000      2,031,250
 Watson Pharmaceuticals, Inc. (b)           60,000      2,685,000
                                                        ---------
                                                       13,870,000
                                                        ---------
Hospital Management & Services--2.9%
 Healthsource, Inc. (b)                     20,000    $ 1,060,000
 PhyCor, Inc. (b)                           30,000      1,102,500
 United Dental Care, Inc. (b)              100,000      3,050,000
                                                        ---------
                                                        5,212,500
                                                        ---------
Medical Products & Supplies--2.4%
 Ostex International, Inc. (b)             125,000      2,500,000
 Ventritex, Inc. (b)                       100,000      1,962,500
                                                        ---------
                                                        4,462,500
                                                        ---------
Oil--1.6%
 DLB Oil & Gas, Inc. (b)                   150,000      1,331,250
 Texas Meridian Resources Corp. (b)        150,000      1,631,250
                                                        ---------
                                                        2,962,500
                                                        ---------
Oil Service & Equipment--1.5%
 ENSCO International, Inc. (b)             150,000      2,531,250
                                                        ---------
Pollution Control--1.1%
 U.S.A. Waste Services, Inc. (b)           100,000      2,100,000
                                                        ---------
Professional Services--1.9%
 Fritz Cos., Inc. (b)                      100,000      3,500,000
                                                        ---------
Publishing, Broadcasting, Printing & Cable--12.4%
 American Radio Systems Corp. (b)          125,000      2,812,500
 Clear Channels Communications, Inc. (b)    40,000      3,280,000
 Evergreen Media Corp. (b)                 200,000      5,450,000
 Infinity Broadcasting Corp. (b)           150,000      4,875,000
 Lin Television Corp. (b)                   65,000      1,860,625
 Renaissance Communication Corp. (b)        75,000      1,678,125
 Silver King Communications (b)             50,000      1,462,500
 Sinclair Broadcasting Group, Inc. (b)      60,000      1,245,000
                                                        ---------
                                                       22,663,750
                                                        ---------
Retail--2.9%
 Staples, Inc. (b)                          75,000      1,996,875
 Sunglass Hut International (b)            120,000      3,270,000
                                                        ---------
                                                        5,266,875
                                                        ---------
Retail--Drug--2.0%
 General Nutrition Companies, Inc. (b)     150,000      3,731,250
                                                        ---------
Telecommunications Equipment--12.7%
 Active Voice Corp. (b)                     84,000      2,205,000
 Ascend Communications, Inc. (b)            80,000      5,200,000
 Bay Networks, Inc. (b)                     50,000      3,312,500
 Cascade Communications Corp. (b)           30,000      2,137,500
 cisco Systems, Inc. (b)                    30,000      2,325,000
 Natural Microsystems Corp. (b)             80,000      1,980,000
 3Com Corp. (b)                             70,000      3,290,000
 U.S. Robotics Corporation                  30,000      2,775,000
                                                        ---------
                                                       23,225,000
                                                        ---------
Textile & Apparel--6.1%
 Nautica Enterprises, Inc. (b)             100,000      3,425,000
 Nine West Group, Inc. (b)                  60,000      2,670,000
 Quiksilver, Inc. (b)                       75,000      2,325,000
 Tommy Hilfiger Corp. (b)                   70,000      2,668,750
                                                        ---------
                                                       11,088,750
                                                        ---------

                                                        VALUE
                                                   --------------
TOTAL COMMON STOCKS
 (Identified cost $146,175,189)                     $ 172,282,500
                                                      ------------
TOTAL LONG-TERM INVESTMENTS--94.3%
 (Identified cost $146,175,189)                       172,282,500
                                                      ------------

                                                NUMBER
                                                  OF
                                              CONTRACTS
                                                --------
OPTIONS--2.9%
 Russell 2000 Index Put Option March 315 (b)     1,800     3,375,000
 S&P 400 Midcap Option March 225 (b)             1,000     1,387,500
 S&P 500 March Puts 575 (b)                        400       460,000
                                                             --------
TOTAL OPTIONS
 (Identified cost $3,417,080)                              5,222,500
                                                             --------

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                               (Unaudited)     (000)       VALUE
                                   --------    ------   -------------
SHORT-TERM
  OBLIGATIONS--2.9%
Commercial Paper--2.9%
 Mobil 5.85%, 11-1-95               A-1+     $ 5,360    $  5,360,000
                                                          -----------
TOTAL SHORT-TERM
  OBLIGATIONS
(Identified cost $5,360,000)                               5,360,000
                                                          -----------
TOTAL INVESTMENTS--100.1%
(Identified cost $154,952,269)                           182,865,000(a)
Cash & receivables, less liabilities--(0.1%)                (184,513)
                                                          -----------
NET ASSETS--100.0%                                      $182,680,487
                                                          ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $29,299,134 and gross depreciation of $3,682,898 for income tax purposes. At October 31, 1995, the aggregate cost of securities for federal income tax purposes was $157,248,764.

(b) Non-income producing.

                      STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1995

Assets
Investment securities at value
  (Identified cost $154,952,269)                          $182,865,000
Cash                                                             3,190
Receivables
 Investment securities sold                                  2,888,050
 Fund shares sold                                              266,579
 Dividends                                                       5,500
                                                            -----------
  Total assets                                             186,028,319
                                                            -----------
Liabilities
Payables
 Investment securities purchased                             3,048,524
 Fund shares repurchased                                        66,317
 Investment advisory fee                                       104,515
 Distribution fee                                               38,653
 Financial agent fee                                             4,480
 Transfer agent fee                                             45,500
 Trustees' fee                                                   4,718
Accrued expenses                                                35,125
                                                            -----------
 Total liabilities                                           3,347,832
                                                            -----------
Net Assets                                                $182,680,487
                                                            ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest          $132,432,047
Undistributed net investment income                            230,621
Accumulated net realized gains                              22,105,088
Net unrealized appreciation                                 27,912,731
                                                            -----------
Net Assets                                                $182,680,487
                                                            ===========
Class A
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $180,287,533)                                  10,919,811
Net asset value per share                                        $16.51
Offering price per share
  $16.51/(1-4.75%)                                               $17.33
Class B
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $2,392,954)                                       146,119
Net asset value and offering price per share                     $16.38

                           STATEMENT OF OPERATIONS
                         YEAR ENDED OCTOBER 31, 1995
Investment Income
Dividends                                                $   630,587
Interest                                                   1,937,305
                                                            ---------
  Total Investment Income                                  2,567,892
                                                            ---------
Expenses
Investment advisory fee                                    1,052,902
Distribution fee--Class A                                    373,486
Distribution fee--Class B                                     10,202
Financial agent fee                                           45,124
Transfer agent                                               299,715
Registration                                                  39,123
Custodian                                                     35,593
Printing                                                      31,482
Professional                                                  27,866
Trustees                                                      16,250
Miscellaneous                                                 10,285
                                                            ---------
 Total Expenses                                            1,942,028
                                                            ---------
Net Investment Income                                        625,864
                                                            ---------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                           22,388,865
Net unrealized appreciation on investments                23,926,580
                                                            ---------
Net gain on investments                                   46,315,445
                                                            ---------
Net increase in net assets resulting from operations     $46,941,309
                                                            =========

STATEMENT OF CHANGES IN NET ASSETS

                                         Year Ended       Year Ended
                                        October 31,       October 31,
                                            1995             1994
                                        -------------   ---------------
From Operations
 Net investment income                  $    625,864     $  2,811,816
 Net realized gain                        22,388,865        8,997,579
 Net unrealized appreciation
  (depreciation)                          23,926,580      (11,282,180)
                                         -----------      -------------
 Increase in net assets resulting
  from operations                         46,941,309          527,215
                                         -----------      -------------
From Distributions to Shareholders
 Net investment income--Class A           (1,906,874)      (2,191,581)
 Net investment income--Class B               (6,562)         --
 Net realized gains--Class A              (9,109,368)     (10,802,703)
 Net realized gains--Class B                 (33,032)         --
                                         -----------      -------------
 Decrease in net assets from
  distributions to shareholders          (11,055,836)     (12,994,284)
                                         -----------      -------------
From Share Transactions
Class A
 Proceeds from sales of shares
  (4,239,236 and 4,129,589 shares,
  respectively)                           62,165,020       55,468,458
 Net asset value of shares issued
  from reinvestment of
  distributions
  (857,273 and 898,834 shares,
  respectively)                           10,298,375       12,084,147
 Cost of shares repurchased
  (4,688,495 and 4,341,161 shares,
  respectively)                          (67,901,061)     (57,979,171)
                                         -----------      -------------
Total                                      4,562,334        9,573,434
                                         -----------      -------------
Class B
 Proceeds from sales of shares
  (152,973 and 24,793 shares,
  respectively)                            2,285,062          326,217
 Net asset value of shares issued
  from reinvestment of
  distributions
  (3,215 and 0 shares,
  respectively)                               38,454          --
 Cost of shares repurchased (34,861
  and 1 shares, respectively)               (558,289)             (10)
                                         -----------      -------------
Total                                      1,765,227          326,207
                                         -----------      -------------
 Increase in net assets from share
  transactions                             6,327,561        9,899,641
                                         -----------      -------------
 Net increase (decrease) in net
  assets                                  42,213,034       (2,567,428)
Net Assets
 Beginning of period                     140,467,453      143,034,881
                                         -----------      -------------
 End of period (including
  undistributed net investment
  income of $230,621 and
  $1,512,086, respectively)             $182,680,487     $140,467,453
                                         ===========      =============

FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                               Class A
                         -----------------------------------------------------
                                        Year Ended October 31,
                          1995       1994       1993       1992        1991
                         -------    -------    -------    -------   ---------
Net asset value,
  beginning of
  period                 $13.33     $14.56     $13.56     $14.88      $10.77
Income from
  investment
  operations((5))
 Net investment
  income                   0.06((4))   0.27      0.22       0.23        0.23
 Net realized and
  unrealized (loss)
  gain                     4.21      (0.21)      1.62       0.59        4.05
                          ------     ------     ------     ------      -------
  Total from
  investment
  operations               4.27       0.06       1.84       0.82        4.28
                          ------     ------     ------     ------      -------
Less distributions
 Dividends from net
  investment income       (0.19)     (0.22)     (0.23)     (0.25)      (0.17)
 Dividends from net
  realized gains          (0.90)     (1.07)     (0.61)     (1.50)       --
 Distributions in
  excess of
  accumulated
   realized gains          --         --         --        (0.39)       --
                          ------     ------     ------     ------      -------
  Total
  distributions           (1.09)     (1.29)     (0.84)     (2.14)      (0.17)
                          ------     ------     ------     ------      -------
Change in net asset
  value                    3.18      (1.23)      1.00      (1.32)       4.11
                          ------     ------     ------     ------      -------
Net asset value, end
  of period              $16.51     $13.33     $14.56     $13.56      $14.88
                          ======     ======     ======     ======      =======
Total return((1))         35.14%      0.37%     14.15%      7.11%      39.99%
Ratios/supplemental
  data:
Net assets, end of
  period (thousands)   $180,288   $140,137   $143,035   $128,530    $125,942
Ratio to average net
  assets of:
 Operating expenses        1.29%      1.26%      1.17%      1.25%       1.20%
 Net investment
  income (loss)            0.43%      1.97%      1.58%      1.70%       1.68%
Portfolio turnover          331%       306%       192%       251%        332%

                                    Class B
                         -------------------------------

                                              From
                                            Inception
                                           7/21/94 to
                             1995           10/31/94
                        -------------     --------------
Net asset value,
  beginning of
  period                   $13.31            $13.09
Income from
  investment
  operations((5))
 Net investment
  income                    (0.12)((4))        0.02
 Net realized and
  unrealized (loss)
  gain                       4.26              0.20
                           -----------    -------------
  Total from
  investment
  operations                 4.14              0.22
                           -----------    -------------
Less distributions
 Dividends from net
  investment income         (0.17)             --
 Dividends from net
  realized gains            (0.90)             --
 Distributions in
  excess of
  accumulated
   realized gains             --               --
                           -----------    -------------
  Total
  distributions             (1.07)             --
                           -----------    -------------
Change in net asset
  value                      3.07              0.22
                           -----------    -------------
Net asset value, end
  of period                $16.38            $13.31
                           ===========    =============
Total return((1))           34.15%             1.68%((3))
Ratios/supplemental
  data:
Net assets, end of
  period (thousands)       $2,393              $330
Ratio to average net
  assets of:
 Operating expenses          2.04%             1.81%((2))
 Net investment
  income (loss)             (0.83%)            1.45%((2))
Portfolio turnover            331%              306%

((1)) Maximum sales load is not reflected in the total return calculation.

((2)) Annualized

((3)) Not annualized

((4)) Computed using average shares outstanding.

((5)) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

HIGH YIELD FUND SERIES

INVESTMENT ADVISER'S REPORT

Phoenix High Yield Fund ended its fiscal year with solid results. For the twelve months ended October 31, 1995, the Class A shares provided a total return of 11.19% and Class B shares returned 10.44%. As measured by the CS First Boston High Yield Index, the market returned 15.24% for the same period. All of these figures assume reinvestment of any distributions but exclude the effect of sales charges. The Fund's relative underperformance stemmed primarily from its significant weighting in the emerging debt markets early in the year.

The poor performance of the emerging markets sector in the first quarter of the fiscal year was due primarily to the financial crisis in Mexico. This sector has subsequently recovered, and while a negative pull on this fiscal year's returns, has greatly enhanced 1995 year-to-date results. Currently, the Fund is focusing its foreign investments on dollar-denominated emerging markets securities and Canadian issues. Domestically, we are finding good value in the health care, telecommunications, and cable television industries. Overall, the domestic high-yield market continues to be one of the better performers in the fixed-income market.

Looking forward, we continue to focus on better quality domestic high-yield issues. Presently, almost one half of the portfolio is rated "Ba" or better by Moody's. We are stressing better quality credits for several important reasons: uncertainty about the direction of the domestic economy, the sharp decline in the credit quality of the new issue market, and an increasing number of defaults in the high-yield universe. While our move to upgrade the credit quality of the portfolio was somewhat early, we now appear to be benefiting from a substantial movement to more defensive and better rated high-yield credits. We also remain strongly committed to the emerging debt markets, believing that this sector will outperform the domestic high-yield sector in the coming year.

INVESTOR PROFILE

Phoenix High Yield Fund is best suited for risk-tolerant investors seeking a long-term investment to provide for high current income. High-yield fixed-income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed-income securities. Foreign investing involves special risks, such as currency fluctuations, less public disclosure as well as economic and political risks.

                      See Notes to Financial Statements

======================================LINE CHART===============================
          High-Yield  First Boston
            Fund--     High Yield
           Class A      Index*

1985         9525       10000
1986        11500       12218
1987        11236       12214
1988        13227       14650
1989        13312       14870
1990        12648       13547
1991        16033       19660
1992        18643       22688
1993        22722       27008
1994        22138       27454
1995        24615       31638

Average Annual Total Returns for Periods Ending 10/31/95

                                                                 From Inception
                                                                 2/16/94 to
                                   1 Year    5 Years   10 Years    10/31/95
--------------------------------------------------------------------------------
Class A with 4.75% sales charge     5.96%    13.10%     9.42%       --
--------------------------------------------------------------------------------
Class A at net asset value         11.19%    14.22%     9.94%       --
--------------------------------------------------------------------------------
Class B with CDSC                   4.62%      --        --        1.34%
--------------------------------------------------------------------------------
Class B at net asset value         10.44%      --        --        1.15%
--------------------------------------------------------------------------------
First Boston High Yield Index*     15.24%    18.49%    12.28%      7.11%
===============================================================================

This chart assumes an initial gross investment of $10,000 made on 10/31/85 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception dates, fees and sales charges. The total return (since inception 2/16/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The First Boston High Yield Index is an unmanaged but commonly used index that tracks the returns of all new publicly offered debt of more than $75 million rated below BBB or BBB/BB+. The index's performance does not reflect sales charges.

INVESTMENTS AT OCTOBER 31, 1995

                                        MOODY'S
                                         BOND        PAR
                                        RATING      VALUE
                                    (Unaudited)     (000)         VALUE
                                        --------    -------   -------------
U.S. GOVERNMENT SECURITIES--2.1%
U.S. Treasury Bonds--2.1%
 U.S. Treasury Bonds 6.50%, '05           Aaa     $ 10,500    $ 10,874,063
                                                                -----------
TOTAL U.S. GOVERNMENT SECURITIES
 (Identified cost $10,755,938)                                  10,874,063
                                                                -----------
NON-CONVERTIBLE BONDS--60.6%
Airlines--3.2%
 GPA Delaware, Inc. 8.75%, '98            Caa       18,500      16,557,500
                                                                -----------
Building & Materials--1.5%
 Overhead Door Corp. 12.25%, '00          B          8,000       7,910,000
                                                                -----------
Chemical--Specialty--2.0%
 Borden Chemical & Plastics 9.50%,
  '05                                     Ba        10,000      10,300,000
                                                                -----------
Containers--3.3%
 Owens-Illinois, Inc. 11%, '03            Ba        11,000      12,223,750
 Portola Packaging, Inc. 10.75%,
  '05                                     B          5,000       5,125,000
                                                                -----------
                                                                17,348,750
                                                                -----------
Food--2.0%
 Curtice-Burns Foods, Inc. 12.25%,
  '05                                     B          9,750      10,335,000
                                                                -----------
Hospital Management & Services--6.6%
 Community Health Systems 10.25%,
  '03                                     B          9,600      10,284,000
 Healthsouth Rehabilitation 9.50%,
  '01                                     Ba         1,875       1,996,875
 Tenet Healthcare Corp. 10.125%,
  '05                                     Ba        20,250      21,920,625
                                                                -----------
                                                                34,201,500
                                                                -----------
Machinery--1.5%
 Cincinnati Milacron, Inc. 8.375%,
  '04                                     Ba         7,500       7,747,650
                                                                -----------
Metals & Mining--1.0%
 AK Steel Corp. 10.75%, '04               Ba         5,000       5,462,500
                                                                -----------
Non-Agency Mortgage-Backed Securities--7.3%
 Chase Mtg. Finance Corp. 93-2, B8
  6.95%, '24 (g)                          BB((c))    4,437       3,505,478
 DLJ Mortgage Acceptance Corp.
  94-MF4 B2 8.50%, '01                    BB((c))    3,000       2,725,313
 Merrill Lynch Mtg. 144A 94-M1, E
  8.23%, '22 (b)                          Ba         4,000       3,562,500
 Prudential Home Mortgage Security
  Corp. 92-29, B3 8%, '22                 Ba         6,147       5,578,787
 Resolution Trust Corp. 95-2, C1
  7.45%, '29                              Baa        3,329       3,245,775
 Resolution Trust Corp. 95-2, B2
  7%, '29                                 Baa        6,731       6,465,967
 Ryland Mortgage Security Corp. III
  92-A IC 8.33%, '30                      BB((c))  $ 1,000    $    800,313
 Salomon Brothers Mtg. 1995-C B1
  144A 6.801%, '08 (b)                    B((c))     9,845       7,395,976
 SML, Inc. 94-C1, B2 10.30%, '99          BB((c))    5,000       4,875,000
                                                                -----------
                                                                38,155,109
                                                                -----------
Office & Business Equipment--1.7%
 United Stationer Supply 12.75%,
  '05                                     B          8,500       9,095,000
                                                                -----------
Oil--1.6%
 Crown Central Petroleum 10.875%,
  '05                                     Ba         8,000       8,420,000
                                                                -----------
Paper & Forest Products--1.5%
 Repap New Brunswick Yankee
  10.625%, '05                            B          3,000       3,082,500
 SD Warren Co. Series B 12%, '04          B          4,250       4,728,125
                                                                -----------
                                                                 7,810,625
                                                                -----------
Pollution Control--0.8%
 Clean Harbors, Inc. 12.50%, '01          B          5,000       4,100,000
                                                                -----------
Publishing, Broadcasting, Printing & Cable--11.5%
 Alliance Entertainment 144A
  11.25%, '05 (b)                         B((c))     3,000       3,026,250
 Continental Cablevision 9.50%, '13       Ba         5,700       6,027,750
 Galaxy Telecom L.P. 12.375%, '05         B          8,000       7,990,000
 New World Communications Group-B
  0%, '99                                 Caa        7,000       4,725,000
 Paramount Communications 8.25%,
  '22                                     Ba         8,000       8,067,440
 SCI Television 11%, '05                  B         15,800      16,846,750
 Sinclair Broadcast Group 10%, '05        B          8,000       8,220,000
 Univision 0%, '02                        NR         8,546       5,052,926
                                                                -----------
                                                                59,956,116
                                                                -----------
Retail--2.2%
 Eyecare Centers of America 144A
  12%, '03 (b)                            B          6,500       5,533,125
 Grand Union Co. 12%, '04                 B          2,500       2,425,000
 Scotty's, Inc. Series A, 11.25%,
  '15                                     NR         3,200       3,204,000
                                                                -----------
                                                                11,162,125
                                                                -----------
Telecommunications Equipment--6.6%
 Celcarib SA 144A Unit, 0%, '04
  (b)(f)                                  NR         6,000       5,190,000
 Commnet Cellular 11.25%, '05             Caa        4,000       4,140,000
 IntelCom Group Unit 144A 0%, '05
  (b)(f)                                  NR         6,500       3,656,250
 Paging Network 10.125%, '07              B          4,000       4,260,000

 Panamsat L.P. 0%, '03 (f)                B       $ 14,400    $ 11,448,000
 USA Mobile Communications 14%, '04       B          3,500       4,033,750
 Viatel, Inc. 0%, '05 (f)                 NR         3,500       1,837,500
                                                                -----------
                                                                34,565,500
                                                                -----------
Textile & Apparel--1.8%
 Polymer Group 144A 12.75%, '02 (b)       Caa        8,850       9,115,500
                                                                -----------
Utility--Electric--4.5%
 AES Corp. 9.75%, '00                     Ba         8,000       8,220,000
 California Energy 9.875%, '03            Ba         5,000       5,150,000
 California Energy 0%, '04 (f)            Ba        11,000       9,927,500
                                                                -----------
                                                                23,297,500
                                                                -----------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $307,380,302)                                315,540,375
                                                                -----------
FOREIGN NON-CONVERTIBLE BONDS--18.9%
  Argentina--2.8%
 Bridas Corp. 12.50%, '99                 B         11,500      10,968,125
 Transport De Gas 144A 7.75%, '98
  (b)                                     B          4,250       3,793,125
                                                                -----------
                                                                14,761,250
                                                                -----------
Brazil--2.6%
 Aracruz Cellulose 144A 10.375%,
  '02 (b)                                 NR         9,000       8,505,000
 Companhia Brasil de Projetos 144A
  12.50%, '97 (b)                         NR         5,000       4,962,500
                                                                -----------
                                                                13,467,500
                                                                -----------
Canada--3.8%
 Call-Net Enterprises 0%,
  '04 (f)                                 B         12,000       8,565,000
 Groupe Videotron Ltee 10.625%, '05       Ba         4,000       4,230,000
 Videotron Ltd. 10.25%, '02               Ba         6,500       6,808,750
                                                                -----------
                                                                19,603,750
                                                                -----------
Columbia--2.2%
 Centragas 144A 10.65%, '10 (b)           BBB((c))  11,000      11,632,500
                                                                -----------
Indonesia--1.5%
 P.T. Polysindo 13%, '01                  B          7,500       7,837,500
                                                                -----------
Mexico--2.0%
 Ispat Mexicana 144A 10.375%, '01
  (b)                                     NR        10,000       8,800,000
 Ispat Mexicana SA Euro 10.375%,
  '01                                     NR         2,000       1,760,000
                                                                -----------
                                                                10,560,000
                                                                -----------
Peru--2.1%
 Compagnie Bancaire USA Funding MTN
  144A 0%, '96 (b)                        Aa        12,104      10,742,300
                                                                -----------
Philippines--0.7%
 Subic Power Corp. 144A 9.50%, '08
  (b)                                     NR      $  4,190    $  3,917,579
                                                                -----------
United Kingdom--1.2%
 Videotron PLC 0%, '04 (f)                B          9,000       6,030,000
                                                                -----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
   (Identified cost $98,884,505)                                98,552,379
                                                                -----------
FOREIGN GOVERNMENT SECURITIES--13.4%
Argentina--2.4%
 Republic of Argentina Bear FRB
  6.8125%, '05 (f)                        B         12,500       7,445,312
 Republic of Argentina Par L-GP 5%,
  '23 (f)                                 B         11,000       5,259,375
                                                                -----------
                                                                12,704,687
                                                                -----------
Brazil--2.8%
 Republic of Brazil El-L Euro
  6.8125%, '06 (f)                        NR        11,500       7,640,313
 Republic of Brazil Par Z-L Euro
  4.25%, '24 (f)                          NR         5,000       2,428,125
 Republic of Brazil 20yr, interest
  capitalization Series C Euro 8%,
  '14                                     NR         8,490       4,324,430
                                                                -----------
                                                                14,392,868
                                                                -----------
Costa Rica--1.2%
 Central Bank of Costa Rica
  Principal A 6.25%, '10                  NR        10,200       6,171,000
                                                                -----------
Ecuador--0.9%
 Republic of Ecuador PDI 20yr Euro,
  Interest Capitalization, 7.25%,
  '15 (f)                                 NR        14,301       4,741,575
                                                                -----------
Mexico--2.4%
 Banco National Commerciale
  Exterior 7.25%, '04                     Ba         5,000       3,637,500
 United Mexican States Series A
  Euro 6.25%, '19 (e)                     Ba        5,000       2,943,750
 United Mexican States Series B
  Euro 6.25%, '19 (e)                     Ba        10,000       5,887,500
                                                                -----------
                                                                12,468,750
                                                                -----------
Poland--3.7%
 Poland PDI B 3.75%, '14 (f)              NR        30,000      19,312,500
                                                                -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $60,751,936)                                 69,791,380
                                                                -----------
                                                   SHARES
                                                   ------
PREFERRED STOCKS--2.1%
Paper & Forest Products--0.7%
 SD Warren Co. Pfd. PIK 144A
  Series B (b)                                     115,000       3,367,436
                                                                -----------
Telecommunications Equipment--1.4%
 Pan Am Satellite Corp. Pfd. PIK
  12.75%, '05                                        6,693       7,312,512
                                                                -----------
TOTAL PREFERRED STOCKS
   (Identified cost $9,129,088)                                 10,679,948
                                                                -----------

                                      SHARES          VALUE
                                   -----------    -------------
COMMON STOCKS--0.1%
Publishing, Broadcasting,
  Printing & Cable--0.0%
 Sullivan Holdings, Inc. Class
  C (d)                                   76     $            0
                                                    -----------
Telecommunications
  Equipment--0.1%
 Viatel, Inc. 144A (b)(d)            126,350            505,400
                                                    -----------
TOTAL COMMON STOCKS
 (Identified cost $850,646)                             505,400
                                                      ---------
WARRANTS--0.2%
 Eye Care Centers of America
  Warrants (d)                         6,500             32,500
 Purity Supreme, Inc. Warrants
  (d)                                 27,724                277
 SD Warren Warrants 144A (b)(d)      115,000            805,000
                                                    -----------
                                                        837,777
                                                    -----------
                                                       VALUE
                                                    -----------
TOTAL WARRANTS
 (Identified cost $568,100)                      $       837,777
                                                    -----------
TOTAL LONG-TERM INVESTMENTS--97.4%
   (Identified cost $488,320,515)                   506,781,322
                                                    -----------
TOTAL INVESTMENTS--97.4%
   (Identified cost $488,320,515)                 506,781,322(a)
 Cash & receivables, less liabilities--2.6%          13,404,694
                                                    -----------
NET ASSETS--100.0%                               $  520,186,016
                                                    ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $31,248,538 and gross depreciation of $10,626,519 for income tax purposes. At October 31, 1995, the aggregate cost of securities for federal income tax purposes was $486,159,303. At October 31, 1995, the Fund had capital loss carryforwards for tax purposes aggregating $330,628,821 which may be used to offset future capital gains. Of this amount, $247,265,135 was acquired in connection with the merger of National Bond Fund into the Fund which expire as follows: $22,486,288 through 1996; $178,352,034 through 1997;
    and, $46,426,813 through 1998. The availability of these capital loss carryforwards to offset future capital gains is subject to an annual limitation determined under the Internal Revenue Code of 1986, as amended. The Fund has additional capital loss carryforwards of $83,363,686 which expire as follows: $2,286,389 through 1997; $20,045,739 through 1998; $14,103,053 through 2002; and, $46,928,505 through 2003.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1995, these securities amounted to a value of $94,510,441 or 18.2% of net assets.

(c) As rated by Standard & Poor's, Duff & Phelps or Fitch

(d) Non-income producing

(e) Mexico Value Recovery Euro Rights (15,000,000 shares) incorporated as a unit.

(f) Variable or step coupon bond; interest rate shown reflects the rate currently in effect.

(g) Private placement; acquisition cost $4,015,770, acquisition date 8/30/93. The Fund will bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of such securities.

                      STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1995

Assets
Investment securities at value
 (Identified cost $488,320,515)                           $506,781,322
Cash                                                           855,975
Receivables
 Investment securities sold                                  2,458,950
 Fund shares sold                                              522,403
 Dividends and interest                                     10,897,631
                                                            -----------
  Total assets                                             521,516,281
                                                            -----------
Liabilities
Payables
 Fund shares repurchased                                       596,649
 Investment advisory fee                                       286,152
 Distribution fee                                              117,639
 Financial agent fee                                            13,207
 Transfer agent fee                                            231,511
 Trustees' fee                                                   6,304
Accrued expenses                                                78,803
                                                            -----------
  Total liabilities                                          1,330,265
                                                            -----------
Net Assets                                                $520,186,016
                                                            ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest          $582,877,757
Undistributed net investment income                          2,426,413
Accumulated net realized loss                              (83,578,961)
Net unrealized appreciation                                 18,460,807
                                                            -----------
Net Assets                                                $520,186,016
                                                            ===========
Class A
Shares of beneficial interest outstanding,
 $1 par value, unlimited authorization
 (Net Assets $507,855,238)                                  62,128,293
Net asset value per share                                        $8.17
Offering price per share
$8.17/(1-4.75%)                                                  $8.58

Class B
Shares of beneficial interest outstanding, $1 par
  value,
 unlimited authorization (Net Assets $12,330,778)            1,506,415
Net asset value and offering price per share                     $8.19

                           STATEMENT OF OPERATIONS
                         YEAR ENDED OCTOBER 31, 1995

Investment Income
Interest                                                $ 56,840,805
Dividends                                                    733,103
                                                          -----------
  Total Investment Income                                 57,573,908
                                                          -----------
Expenses
Investment advisory fee                                    3,336,889
Distribution fee--Class A                                  1,261,237
Distribution fee--Class B                                     88,728
Financial agent fee                                          154,010
Transfer agent                                             1,143,115
Custodian                                                     72,236
Registration                                                  60,129
Printing                                                      54,880
Professional                                                  54,688
Trustees                                                      16,250
Miscellaneous                                                 42,905
                                                          -----------
  Total Expenses                                           6,285,067
                                                          -----------
Net Investment Income                                     51,288,841
                                                          -----------
Net Realized and Unrealized Gain (Loss) on
  Investments
Net realized loss on securities                          (45,170,764)
Net unrealized appreciation on investments                47,776,602
                                                          -----------
Net gain on investments                                    2,605,838
                                                          -----------
Net increase in net assets resulting from operations    $ 53,894,679
                                                          ===========

STATEMENT OF CHANGES IN NET ASSETS

                                                Year Ended       Year Ended
                                               October 31,       October 31,
                                                   1995             1994
                                              -------------     --------------
From Operations
 Net investment income                        $  51,288,841     $  51,831,131
 Net realized loss                              (45,170,764)      (17,866,378)
 Net unrealized appreciation
  (depreciation)                                 47,776,602       (49,152,939)
                                                 -----------    -------------
 Increase (decrease) in net assets
  resulting from operations                      53,894,679       (15,188,186)
                                                 -----------    -------------
From Distributions to Shareholders
 Net investment income--Class A                 (49,483,730)      (49,858,087)
 Net investment income--Class B                    (817,976)         (204,011)
 Tax return of capital--Class A                     --             (2,179,385)
 Tax return of capital--Class B                     --                 (8,928)
                                                 -----------    -------------
 Decrease in net assets from distributions
  to shareholders                               (50,301,706)      (52,250,411)
                                                 -----------    -------------
From Share Transactions
Class A
 Proceeds from sales of shares (9,926,312
  and 8,604,443 shares, respectively)            78,513,605        75,570,434
 Net asset value of shares issued from
  reinvestment of distributions (3,110,460
  and 2,929,843 shares, respectively)            24,479,580        25,376,952
 Net asset value of shares issued from the
  acquisition of National Bond Fund
  (0 and 60,339,364 shares, respectively)           --            549,549,755
 Cost of shares repurchased (16,450,118
  and 26,352,589 shares, respectively)         (130,311,090)     (233,952,592)
                                                 -----------    -------------
Total                                           (27,317,905)      416,544,549
                                                 -----------    -------------
Class B
 Proceeds from sales of shares (915,297
  and 790,792 shares, respectively)               7,282,409         6,778,305
 Net asset value of shares issued from
  reinvestment of distributions (36,805 and
  8,195 shares, respectively)                       292,115            68,334
 Cost of shares repurchased (190,541 and
  54,133 shares, respectively)                   (1,491,768)         (457,539)
                                                 -----------    -------------
Total                                             6,082,756         6,389,100
                                                 -----------    -------------
 (Decrease) increase in net assets from
  share transactions                            (21,235,149)      422,933,649
                                                 -----------    -------------
 Net (decrease) increase in net assets          (17,642,176)      355,495,052
                                                 -----------    -------------
Net Assets
 Beginning of period                            537,828,192       182,333,140
                                                 -----------    -------------
 End of period (including undistributed
  net investment income of $2,426,413 and
  $1,393,932, respectively)                   $ 520,186,016     $ 537,828,192
                                                 ===========    =============

FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                               Class A
                         -----------------------------------------------------
                                        Year Ended October 31,
                          1995       1994       1993       1992        1991
                         -------    -------    -------    -------   ---------
Net asset value,
  beginning of
  period                 $ 8.11     $ 9.11     $ 8.14     $ 7.70      $ 6.72
Income from
  investment
  operations
 Net investment
  income                   0.80       0.76       0.74       0.77        0.74
 Net realized and
  unrealized gain
  (loss):                  0.04      (0.97)      0.97       0.44        0.98
                          ------     ------     ------     ------      -------
  Total from
  investment
  operations               0.84      (0.21)      1.71       1.21        1.72
                          ------     ------     ------     ------      -------
Less distributions
 Dividends from net
  investment income       (0.78)     (0.76)     (0.74)     (0.77)      (0.74)
 Tax return of
  capital                  --        (0.03)      --         --          --
                          ------     ------     ------     ------      -------
  Total
  distributions           (0.78)     (0.79)     (0.74)     (0.77)      (0.74)
                          ------     ------     ------     ------      -------
Change in net asset
  value                    0.06      (1.00)      0.97       0.44        0.98
                          ------     ------     ------     ------      -------
Net asset value, end
  of period              $ 8.17     $ 8.11     $ 9.11     $ 8.14      $ 7.70
                          ======     ======     ======     ======      =======
Total return((1))         11.19%     -2.57%     21.87%     16.28%      26.77%
Ratios/supplemental
  data:
Net assets end of
  period (thousands)   $507,855   $531,773   $182,333   $113,197     $91,664
Ratio to average net
  assets of:
 Operating expenses        1.21%      1.19%      1.04%      1.08%       1.08%
 Net investment
  income                  10.01%      9.01%      8.46%      9.51%      10.12%
Portfolio turnover          147%       222%       157%       205%        326%

                                    Class B
                         -------------------------------
                             Year             From
                            Ended           Inception
                         October 31,       2/16/94 to
                             1995           10/31/94
                        -------------     --------------
Net asset value,
  beginning of
  period                  $     8.13         $  9.38
Income from
  investment
  operations
 Net investment
  income                        0.72            0.54
 Net realized and
  unrealized gain
  (loss):                       0.07           (1.25)
                           -----------    -------------
  Total from
  investment
  operations                    0.79           (0.71)
                           -----------    -------------
Less distributions
 Dividends from net
  investment income            (0.73)          (0.52)
 Tax return of
  capital                     --               (0.02)
                           -----------    -------------
  Total
  distributions                (0.73)          (0.54)
                           -----------    -------------
Change in net asset
  value                         0.06           (1.25)
                           -----------    -------------
Net asset value, end
  of period               $     8.19         $  8.13
                           ===========    =============
Total return((1))              10.44%          -7.67%((3))
Ratios/supplemental
  data:
Net assets end of
  period (thousands)         $12,331          $6,056
Ratio to average net
  assets of:
 Operating expenses             1.97%           1.80%((2))
 Net investment
  income                        9.18%           9.12%((2))
Portfolio turnover               147%            222%

((1)) Maximum sales load is not reflected in the total return calculation.

((2)) Annualized

((3)) Not annualized

U.S. GOVERNMENT SECURITIES FUND SERIES

INVESTMENT ADVISER'S REPORT

Phoenix U.S. Government Securities Fund performed solidly during this fiscal reporting year. For the twelve months ended October 31, 1995, Class A shares provided a total return of 14.81% and Class B shares returned 13.82%. This result was in line with the Lehman Brothers Government Bond Index, which returned 15.37% for the same period.

Over this reporting cycle, we maintained a consistent strategy, adjusting the portfolio's sector allocations between mortgage-backed securities and U.S. Treasuries. This strategy allows us to take advantage of the best values in these two sectors over time. Currently, the Fund is overweighted in mortgage-backed securities, which represented approximately 67% of portfolio holdings as of October 31, 1995.

The bond market had an exceptionally strong year in 1995. While we do not expect to see such strength in 1996, our outlook is positive. We expect to adhere to our conservative management strategy, emphasizing the best value in U.S. Treasury and mortgage-backed securities.

INVESTOR PROFILE

Phoenix U.S. Government Securities Fund is well suited for investors seeking a high level of current income consistent with safety of principal.

======================================LINE CHART===============================
       Lehman Brothers   U.S. Government
       Government Bond  Securities Fund--
           Index*           Class A

1987         9525           10000
1987         9014            9874
1988         9997           10835
1989        10853           12138
1990        11485           12858
1991        13120           14735
1992        14398           16257
1993        15864           18392
1994        15233           17570
1995        17489           20270

Average Annual Total Returns for Periods Ending 10/31/95

                                                 From Inception  From Inception
                                                 3/9/87 to       2/24/94 to
                               1 Year   5 Years  10/31/95        10/31/95
--------------------------------------------------------------------------------
Class A with 4.75%
   sales charge                 9.39%    7.71%   6.68%           --
--------------------------------------------------------------------------------
Class A at net asset value     14.81%    8.76%   7.28%           --
--------------------------------------------------------------------------------
Class B with CDSC               8.82%      --    --              3.23%
--------------------------------------------------------------------------------
Class B at net asset value     13.82%      --    --              5.53%
--------------------------------------------------------------------------------
Lehman Brothers Government
   Bond Index*                 15.37%    9.53%   8.51%           6.90%
================================================================================

This chart assumes an initial gross investment of $10,000 made on 3/9/87 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception dates, fees and sales charges. The total return for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The Lehman Brothers Government Bond index is an unmanaged but commonly used measure of non-mortgaged government securities performance. The index's performance does not reflect sales charges.

INVESTMENTS AT OCTOBER 31, 1995

                                   STANDARD
                                   & POOR'S       PAR
                                    RATING       VALUE
                                 (Unaudited)     (000)         VALUE
                                    --------    --------   -------------
U.S. GOVERNMENT
  SECURITIES--95.5%
U.S. Treasury Bonds--7.3%
 U.S. Treasury Bonds 7.125%, '23     AAA       $ 16,000     $ 17,431,360
                                                              -----------
U.S. Treasury Notes--20.9%
 U.S. Treasury Notes 5.625%, '97     AAA         15,000       15,004,665
 U.S. Treasury Notes 6.50%, '97      AAA         17,000       17,246,500
 U.S. Treasury Notes 5.125%,
  '98                                AAA         13,000       12,781,340
 U.S. Treasury Notes 5.875%, '98     AAA          5,000        5,021,750
                                                              -----------
                                                              50,054,255
                                                              -----------
Agency Mortgage-Backed
  Securities--67.3%
 FHLMC 9.30%, '05                    AAA          1,147        1,164,899
 FHLMC 6.75%, '19                    AAA          1,500        1,501,875
 FNMA 10%, '04                       AAA          5,000        5,318,150
 FNMA 8.70%, '16                     AAA          1,569        1,616,694
 FNMA 5.85%, '17                     AAA          5,000        4,900,650
 FNMA 6.65%, '17                     AAA          1,500        1,493,489
 FNMA 6.50%, '18                     AAA          1,500        1,484,024
Agency Mortgage-Backed
  Securities--(continued)
 FNMA 8.50%, '19                     AAA       $  1,500     $  1,529,865
 FNMA 6.75%, '19-'22                 AAA          8,442        8,404,109
 FNMA 7%, '23                        AAA         21,902       21,732,808
 GNMA 6.50%, '23-'24                 AAA         77,790       75,626,889
 GNMA 8%, '05-'06                    AAA            206          211,715
 GNMA 8.50%, '01-'22                 AAA            723          754,781
 GNMA 9%, '24-'25                    AAA         33,826       35,545,559
                                                              -----------
                                                             161,285,507
                                                              -----------
TOTAL U.S. GOVERNMENT SECURITIES
 (Identified cost $227,944,264)                              228,771,122
                                                              -----------
SHORT-TERM OBLIGATIONS--4.0%
Federal Agency Securities--4.0%
 Federal Home Loan Banks, 5.82%, 11-1-95          9,545        9,545,000
                                                              -----------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $9,545,000)                                  9,545,000
                                                              -----------
TOTAL INVESTMENTS--99.5%
 (Identified cost $237,489,264)                              238,316,122((a))
Cash & receivables, less liabilities--0.5%                     1,217,702
                                                              -----------
NET ASSETS--100.0%                                          $239,533,824
                                                              ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,704,714 and gross depreciation of $877,856 for income tax purposes. At October 31, 1995, the aggregate cost of securities for federal income tax purposes was $237,489,264. At October 31, 1995, the Fund had capital loss carryforwards for tax purposes aggregating $44,091,871 which may be used to offset future capital gains. Of this amount $35,407,292 was acquired in connection with the merger of National Federal Securities Trust Fund into the Fund which expire as follows: $19,668,129 through 1996; $13,922,859 through 1997; and, $1,816,304 through 1998. The availability of these capital loss carryforwards to offset future capital gains is subject to an annual limitation determined under the Internal Revenue Code of 1986, as amended. The Fund has additional capital loss carryforwards of $8,684,579 which expires in 2002.

                      See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1995
Assets
Investment securities at value
 (Identified cost $237,489,264)                           $238,316,122
Cash                                                             4,655
Receivables
 Fund shares sold                                               35,369
 Interest                                                    1,743,515
                                                            -----------
  Total assets                                             240,099,661
                                                            -----------

Liabilities
Payables
 Fund shares repurchased                                       281,302
 Investment advisory fee                                        91,958
 Distribution fee                                               53,383
 Financial agent fee                                             6,130
 Transfer agent fee                                             78,751
 Trustees' fee                                                   4,520
Accrued expenses                                                49,793
                                                            -----------
  Total liabilities                                            565,837
                                                            -----------
Net Assets                                                $239,533,824
                                                            ===========

Net Assets Consist of:
Capital paid in on shares of beneficial interest          $247,391,545
Accumulated net realized losses                             (8,684,579)
Net unrealized appreciation                                    826,858
                                                            -----------
Net Assets                                                $239,533,824
                                                            ===========

Class A
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $235,878,921)                                 24,566,975
Net asset value per share                                        $9.60
Offering price per share
  $9.60/(1-4.75%)                                               $10.08
Class B
Shares of beneficial interest outstanding,
  $1 par value, unlimited authorization
  (Net Assets $3,654,903)                                      381,535
Net asset value and offering price per share                     $9.58

                           STATEMENT OF OPERATIONS
                         YEAR ENDED OCTOBER 31, 1995
Investment Income
Interest                                                  $17,692,633
                                                            ----------
  Total Investment Income                                  17,692,633
                                                            ----------
Expenses
Investment advisory fee                                     1,137,873
Distribution fee--Class A                                     625,568
Distribution fee--Class B                                      26,334
Financial agent fee                                            75,858
Transfer agent                                                526,095
Custodian                                                      29,278
Registration                                                   28,885
Professional                                                   20,213
Trustees                                                       16,250
Printing                                                       15,410
Miscellaneous                                                  10,878
                                                            ----------
  Total Expenses                                            2,512,642
                                                            ----------
Net Investment Income                                      15,179,991
                                                            ----------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                             4,645,956
Net unrealized appreciation on investments                 15,291,582
                                                            ----------
Net gain on investments                                    19,937,538
                                                            ----------
Net increase in net assets resulting from operations      $35,117,529
                                                            ==========

STATEMENT OF CHANGES IN NET ASSETS

                                         Year Ended       Year Ended
                                        October 31,       October 31,
                                            1995             1994
                                        -------------   ---------------
From Operations
 Net investment income                  $ 15,179,991     $ 16,222,097
 Net realized gain (loss)                  4,645,956      (11,416,977)
 Net unrealized appreciation
  (depreciation)                          15,291,582      (15,475,350)
                                         -----------      -------------
 Increase (decrease) in net assets
  resulting from operations               35,117,529      (10,670,230)
                                         -----------      -------------
From Distributions to Shareholders
 Net investment income--Class A          (14,898,311)     (13,246,429)
 Net investment income--Class B             (135,148)         (19,429)
 Distributions in excess of net
  investment income--Class A                (124,677)         --
 Distributions in excess of net
  investment income--Class B                  (1,132)         --
 Net realized gains--Class A                 --               (92,260)
 Tax return of capital--Class A              --            (4,146,589)
 Tax return of capital--Class B              --                (6,082)
                                         -----------      -------------
 Decrease in net assets from
  distributions to shareholders          (15,159,268)     (17,510,789)
                                         -----------      -------------
From Share Transactions
Class A
 Proceeds from sales of shares
  (1,623,549 and 2,393,248 shares,
  respectively)                           14,794,526       22,709,766
 Net asset value of shares issued
  from reinvestment of
  distributions (853,155 and
  979,043 shares, respectively)            7,809,721        9,084,714
 Net asset value of shares issued
  from the acquisition of National
  Federal Securities Trust (0 and
  28,739,914 shares, respectively)           --           279,879,250
 Cost of shares repurchased
  (7,434,464 and 8,370,065 shares,
  respectively)                          (68,623,281)     (78,447,389)
                                         -----------      -------------
Total                                    (46,019,034)     233,226,341
                                         -----------      -------------
Class B
 Proceeds from sales of shares
  (351,124 and 146,592 shares,
  respectively)                            3,208,563        1,340,909
 Net asset value of shares issued
  from reinvestment of
  distributions (6,855 and 1,065
  shares, respectively)                       63,105            9,600
 Cost of shares repurchased
  (116,132 and 7,969 shares,
  respectively)                           (1,072,281)         (72,852)
                                         -----------      -------------
Total                                      2,199,387        1,277,657
                                         -----------      -------------
 (Decrease) increase in net assets
  from share transactions                (43,819,647)     234,503,998
                                         -----------      -------------
 Net (decrease) increase in net
  assets                                 (23,861,386)     206,322,979
Net Assets
 Beginning of period                     263,395,210       57,072,231
                                         -----------      -------------
End of period (including
  undistributed net investment
  income of $0 and $0,
  respectively)                         $239,533,824     $263,395,210
                                         ===========      =============

FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                            Class A
                     -----------------------------------------------------
                                    Year Ended October 31,
                      1995       1994       1993       1992        1991
                     -------    -------    -------     -------   ---------
Net asset value,
  beginning of
  period             $ 8.88     $ 9.87     $ 9.91     $ 9.65      $ 9.08
Income from
  investment
  operations
 Net investment
  income               0.55       0.64       0.62((1))   0.65((1))   0.68((1))
 Net realized
  and unrealized
  gain (loss)          0.72      (1.02)      0.34       0.26        0.57
                      ------     ------     ------     ------      -------
  Total from
  investment
  operations           1.27      (0.38)      0.96       0.91        1.25
                      ------     ------     ------     ------      -------
Less
  distributions
 Dividends from
  net investment
  income              (0.55)     (0.45)     (0.62)     (0.65)      (0.68)
 Dividends from
  net realized
  gains                --        (0.02)     (0.38)      --          --
 Tax return of
  capital              --        (0.14)      --         --          --
                      ------     ------     ------     ------      -------
  Total
  distributions       (0.55)     (0.61)     (1.00)     (0.65)      (0.68)
                      ------     ------     ------     ------      -------
Change in net
  asset value          0.72      (0.99)     (0.04)      0.26        0.57
                      ------     ------     ------     ------      -------
Net asset value,
  end of period      $ 9.60     $ 8.88     $ 9.87     $ 9.91      $ 9.65
                      ======     ======     ======     ======      =======
Total
  return((2))         14.81%     -3.98%     10.18%      9.74%      14.24%
Ratios/supplemental
  data:
Net assets, end
  of period
  (thousands)      $235,879   $262,157    $57,072    $40,365     $22,123
Ratio to average
  net assets of:
 Operating
  expenses             0.99%      0.98%      0.75%      0.77%       0.97%
 Net investment
  income               6.01%      5.92%      6.19%      6.64%       7.20%
Portfolio
  turnover              178%       101%       264%       285%        130%

                                 Class B
                     -------------------------------
                         Year             From
                        Ended           Inception
                     October 31,       2/24/94 to
                         1995           10/31/94
                    -------------     --------------
Net asset value,
  beginning of
  period              $    8.86          $  9.61
Income from
  investment
  operations
 Net investment
  income                   0.48             0.39
 Net realized
  and unrealized
  gain (loss)              0.72            (0.75)
                       -----------     -------------
  Total from
  investment
  operations               1.20            (0.36)
                       -----------     -------------
Less
  distributions
 Dividends from
  net investment
  income                  (0.48)           (0.30)
 Dividends from
  net realized
  gains                   --                --
 Tax return of
  capital                 --               (0.09)
                       -----------     -------------
  Total
  distributions           (0.48)           (0.39)
                       -----------     -------------
Change in net
  asset value              0.72            (0.75)
                       -----------     -------------
Net asset value,
  end of period       $    9.58          $  8.86
                       ===========     =============
Total
  return((2))             13.82%           -3.83%((4))
Ratios/supplemental
  data:
Net assets, end
  of period
  (thousands)            $3,655           $1,238
Ratio to average
  net assets of:
 Operating
  expenses                 1.73%            2.00%((3))
 Net investment
  income                   5.23%            4.49%((3))
Portfolio
  turnover                  178%             101%

((1)) Includes reimbursement of operating expenses by investment adviser of $0.03, $0.04 and $0.01, respectively.

((2)) Maximum sales load is not reflected in the total return calculation.

((3)) Annualized

((4)) Not annualized

MONEY MARKET FUND SERIES

INVESTMENT ADVISER'S REPORT

Phoenix Money Market Fund performed solidly over the twelve months ended October 31, 1995. The current yield of Class A shares on October 31 was 5.10%, as compared with the 5.17% average yield of taxable money market funds reported by Donoghue's Money Fund Report. The current yield is a seven-day annualized yield computed by dividing the average net investment income earned per share during the seven-day period preceding the date of calculation by the average daily net asset value per share for the same period, with the resulting figure multiplied by 365.

The short-term market saw little activity from the Federal Reserve Board over the second half of this fiscal year. After nearly three years of restrictive policy, the Fed cut the Federal Funds rate to 5.75% from 6.00% early in July. Yet despite increasing concerns about the economy and the Federal budget deficit, the Fed has since remained on the sidelines. Once the budget problems are resolved, however, most observers expect the Fed to begin easing again.

In anticipation of the Fed's easing, we continue to look for opportunities to extend portfolio maturities where appropriate. We are also maintaining our focus on floating-rate securities, which have been strong contributors to the portfolio over this reporting period.

FEATURES

Your investment in the Money Market Fund earns a high return with the benefit of the following features.

Daily Yield Information--Our 7-day yield is published in various newspapers including the Wall Street Journal. It is also obtainable by calling us toll-free at 800-243-1574.

Expedited Investments--If you would like to start your money working immediately, you may arrange to purchase shares by wiring Federal Funds. Your account is credited upon receipt of such funds.

Invest-By-Phone--By using the Invest-By-Phone option, you can transfer money between your bank account and your Money Market account. This convenient feature may be used for purchases or redemptions which flow through a commercial bank, savings bank or credit union which is a member of the Automated Clearing House.

Free Checkwriting--We'll supply you with an unlimited amount of checks which you can write against your account. You continue to earn dividends until your check clears.

Monthly Distributions--Dividends are paid on a monthly basis. You may elect to have your dividends paid to you or to whomever you designate or your dividend may be reinvested to purchase additional shares.

INVESTOR PROFILE

Investors seeking high current income with high liquidity are best suited for this Fund. Phoenix Money Market Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance the Fund will be able to maintain a stable net asset value of $1.00 per share.

======================================LINE CHART===============================
                                      Donoghue
               Money Market         Money Market
               Fund--Class A        Fund Report*
11/94            4.45                  4.57
12/94            4.91                  5.02
 1/95            5.21                  5.20
 2/95            5.49                  5.41
 3/95            5.86                  5.48
 4/95            5.47                  5.49
 5/95            5.61                  5.46
 6/95            5.50                  5.43
 7/95            5.46                  5.33
 8/95            5.38                  5.23
 9/95            5.32                  5.19
10/95            5.10                  5.17
================================================================================

The above graph covers the period from October 31, 1994 to October 31, 1995. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Fund today. The Money Market Fund Series is neither insured nor guaranteed by the U.S. Government, and there can be no assurance the Fund will be able to maintain a stable Net Asset Value at $1.00 per share.

*Average monthly yield of taxable Money Market Funds as reported by Donoghue's Money Fund Report.

                      See Notes to Financial Statements

INVESTMENTS AT OCTOBER 31, 1995
                                 Standard
Face                             & Poor's
Amount                            Rating  Interest Maturity
(000)        Description      (Unaudited)    Rate     Date         Value
 ----    --------------------    --------    -----    -----    -------------
FEDERAL AGENCY SECURITIES--12.4%
$3,000    Federal Farm Credit Bank           6.33% 11/01/95     $ 3,000,000
 3,500    Federal Home Loan Banks            5.52  12/15/95       3,476,387
 4,000    Federal National Mortgage
          Assoc.                             5.50  01/08/96       3,958,444
 2,540    Federal Home Loan Banks            6.52  01/19/96       2,503,658
 2,125    Federal Farm Credit Bank           6.52  01/26/96       2,091,902
 6,000    Federal Home Loan Banks            7.15  01/26/96       6,000,227
 4,000    Federal Home Loan Banks            6.05  08/22/96       4,000,000
                                                                -----------
TOTAL FEDERAL AGENCY SECURITIES                                  25,030,618
                                                                -----------
FEDERAL AGENCY SECURITIES--VARIABLE--23.3% (b)
                                                     Reset
                                                     Date
                                                     ----
 3,000    Federal Home Loan Mortgage
          Corp. (final maturity 06/15/96)    6.10  11/01/95       3,003,828
 3,500    Federal Farm Credit Bank
          (final maturity 02/24/97)          6.01  11/01/95       3,498,670
 3,500    Federal Farm Credit Bank
          (final maturity 07/24/00)          6.04  11/01/95       3,500,000
 4,000    Federal Home Loan Banks
          (final maturity 01/14/97)          6.20  11/01/95       4,000,000
 6,000    Student Loan Marketing Assoc.
          (final maturity 08/16/96)          6.11  11/01/95       6,000,000
 2,000    Student Loan Marketing Assoc.
          (final maturity 07/19/96)          5.60  11/07/95       2,000,000
 1,000    Student Loan Marketing Assoc.
          (final maturity 11/24/97)          5.62  11/07/95       1,000,000
 3,500    Student Loan Marketing Assoc.
          (final maturity 11/10/98)          5.64  11/07/95       3,494,401
 2,000    Student Loan Marketing Assoc.
          (final maturity 02/22/99)          5.65  11/07/95       2,000,000
 3,000    Student Loan Marketing Assoc.
          (final maturity 01/11/96)          5.65  11/07/95       3,000,000
 5,000    Student Loan Marketing Assoc.
          (final maturity 02/08/99)          5.66  11/07/95       5,000,000
 3,000    Student Loan Marketing Assoc.
          (final maturity 03/07/01)          5.71  11/07/95       3,000,000
 1,000    Student Loan Marketing Assoc.
          (final maturity 10/14/97)          5.72  11/07/95         997,813
 3,500    Student Loan Marketing Assoc.
          (final maturity 10/30/97)          5.47  11/07/95       3,503,862
 3,000    Federal National Mortgage
          Assoc. (final maturity
          12/14/98)                          5.72  12/14/95       2,994,857
                                                                -----------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE                        46,993,431
                                                                -----------
                                                   Maturity
                                                     Date
                                                   --------
COMMERCIAL PAPER--57.6%
 1,595    Campbell Soup Co.         A-1+     5.90  11/01/95       1,595,000
$7,000    GTE North, Inc.          A-1+      5.71% 11/02/95     $ 6,998,890
 2,450    Coca Cola Co.            A-1+      5.70  11/03/95       2,449,224
 2,000    ESC Securitization,
          Inc.                     A-1+      5.77  11/03/95       1,999,359
 1,325    United Parcel
          Service of America,
          Inc.                     A-1+      5.72  11/03/95       1,324,579
 3,800    Albertson's, Inc.         A-1      5.72  11/06/95       3,796,981
   273    GTE North, Inc.          A-1+      5.74  11/06/95         272,782
   517    Receivables Capital
          Corp.                     A-1      5.78  11/06/95         516,585
 2,562    Vermont American
          Corp.                    A-1+      5.72  11/07/95       2,559,558
 2,500    Corp. Asset
          Securitization
          Australia Ltd.,
          Inc.                     A-1+      5.77  11/08/95       2,497,195
 2,235    E.I. DuPont de
          Nemours                  A-1+      5.70  11/09/95       2,232,169
 3,000    GTE North, Inc.          A-1+      5.79  11/10/95       2,995,657
 6,500    First Deposit
          Funding Trust            A-1+      5.73  11/13/95       6,487,585
 3,710    Albertson's, Inc.         A-1      5.70  11/14/95       3,702,364
 1,500    Minnesota Mining &
          Manufacturing Co.        A-1+      5.70  11/14/95       1,496,912
 1,795    Receivables Capital
          Corp.                     A-1      5.75  11/15/95       1,790,986
 2,000    Corp. Asset
          Securitization-Casal     A-1+      5.77  11/16/95       1,995,192
 8,000    H.J. Heinz Co.            A-1      5.73  11/17/95       7,979,627
 4,725    TDK USA Corp.            A-1+      5.72  11/17/95       4,712,988
 6,000    Wal-Mart Stores,
          Inc.                     A-1+      5.70  11/17/95       5,984,800
 5,590    TDK USA Corp.            A-1+      5.73  11/20/95       5,573,095
 4,224    Receivable Funding
          Corp.                    A-1+      5.75  11/22/95       4,209,832
 2,450    Corp. Asset
          Securitization-Casal     A-1+      5.75  11/27/95       2,439,826
 5,000    Ameritech Capital
          Funding Corp.            A-1+      5.66  11/28/95       4,978,775
 4,840    Vermont American
          Corp.                    A-1+      5.72  11/30/95       4,817,698
 2,755    Philip Morris Cos.        A-1      5.70  12/01/95       2,741,914
   775    E.I. DuPont de
          Nemours                  A-1+      5.70  12/05/95         770,653
 1,000    Receivables Capital
          Corp.                     A-1      5.73  12/05/95         994,588
 1,285    Receivables Capital
          Corp.                     A-1      5.75  12/05/95       1,278,022
 4,800    Preferred
          Receivables
          Funding                   A-1      5.71  12/06/95       4,773,353

$2,335    Albertson's, Inc.         A-1      5.72% 12/07/95   $    2,321,644
 6,500    Coca Cola Co.            A-1+      5.68  12/11/95        6,458,978
 5,000    Minnesota Mining &
          Manufacturing Co.        A-1+      5.67  12/13/95        4,966,925
 7,000    E.I. DuPont de
          Nemours                  A-1+      5.53  07/23/96        6,715,051
                                                                 -----------
TOTAL COMMERCIAL PAPER                                           116,428,787
                                                                 -----------
VARIABLE RATE NOTES--5.1% (b)
 3,800    General Electric
          Capital Corp.            A-1+      5.91  07/26/96        3,803,406
 6,500    General Electric
          Capital Corp.            A-1+      5.94  08/22/96        6,502,948
                                                                 -----------
TOTAL VARIABLE RATE NOTES                                         10,306,354
                                                                 -----------
CERTIFICATES OF DEPOSIT--2.0%
 4,000    Societe Generale
          NY                       A-1+      5.95% 07/15/96      $ 4,000,000
                                                                 -----------
TOTAL CERTIFICATES OF DEPOSIT                                      4,000,000
                                                                 -----------
TOTAL INVESTMENTS--100.4%
   (Identified cost $202,759,190)                                202,759,190(a)
 Cash & receivables, less liabilities--(0.4)%                       (719,268)
                                                                 -----------
NET ASSETS--100.0%                                            $  202,039,922
                                                                 ===========

(a) Federal Income Tax Information: At October 31, 1995, the aggregate cost of securities was the same for book and tax purposes.

(b) Variable rate demand note. The interest rates shown reflect the rate currently in effect.

                      STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1995
Assets
Investment securities at value
  (Identified cost $202,759,190)                          $202,759,190
Receivables
 Fund shares sold                                               21,362
 Interest                                                      825,586
                                                            -----------
  Total assets                                             203,606,138
                                                            -----------

Liabilities
Payables
 Custodian                                                   1,278,742
 Dividend distributions                                        170,435
 Fund shares repurchased                                        12,969
 Investment advisory fee                                        73,395
 Distribution fee                                                5,367
 Financial agent fee                                             5,336
 Trustees' fee                                                   4,609
Accrued expenses                                                15,363
                                                            -----------
  Total liabilities                                          1,566,216
                                                            -----------
Net Assets                                                $202,039,922
                                                            ===========

Net Assets Consist of:
Capital paid in on shares of beneficial interest          $202,039,922
                                                            -----------
Net Assets                                                $202,039,922
                                                            ===========
Class A
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization (Net Assets
  $193,534,041)                                            193,534,041

Net asset value and offering price per share                     $1.00

Class B
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization (Net Assets
  $8,505,881)                                                8,505,881

Net asset value and offering price per share                     $1.00

                           STATEMENT OF OPERATIONS
                         YEAR ENDED OCTOBER 31, 1995

Investment Income
Interest                                                  $12,429,738
                                                            ----------
  Total Investment Income                                  12,429,738
                                                            ----------
Expenses
Investment advisory fee                                       825,836
Distribution fee--Class B                                      50,531
Financial agent fee                                            61,936
Transfer agent                                                463,556
Registration                                                   31,129
Custodian                                                      27,957
Professional                                                   16,369
Trustees                                                       16,250
Printing                                                       15,180
Miscellaneous                                                   9,779
                                                            ----------
  Total Expenses                                            1,518,523
                                                            ----------
Net Investment Income                                     $10,911,215
                                                            ==========

STATEMENT OF CHANGES IN NET ASSETS


                                                Year Ended       Year Ended
                                               October 31,       October 31,
                                                   1995             1994
                                               -------------   --------------
From Operations
 Net investment income                        $  10,911,215     $   5,927,905
                                                 -----------      ------------
From Distributions to Shareholders
 Net investment income--Class A                 (10,599,772)       (5,919,450)
 Net investment income--Class B                    (311,443)           (8,455)
                                                 -----------      ------------
 Decrease in net assets from distributions
  to shareholders                               (10,911,215)       (5,927,905)
                                                 -----------      ------------
From Share Transactions
Class A
 Proceeds from sales of shares
  (591,523,801 and 561,856,897 shares,
  respectively)                                 591,523,801       561,856,897
 Net asset value of shares issued from
  reinvestment of distributions (9,841,714
  and 5,735,541 shares, respectively)             9,841,714         5,735,541
 Cost of shares repurchased (604,397,117
  and 541,360,374 shares, respectively)        (604,397,117)     (541,360,374)
                                                 -----------      ------------
Total                                            (3,031,602)       26,232,064
                                                 -----------      ------------
Class B
 Proceeds from sales of shares (16,688,133
  and 2,401,155 shares, respectively)            16,688,133         2,401,155
 Net asset value of shares issued from
  reinvestment of distributions (248,387
  and 6,669 shares, respectively)                   248,387             6,669
 Cost of shares repurchased (10,516,662
  and 321,801 shares, respectively)             (10,516,662)         (321,801)
                                                 -----------      ------------
Total                                             6,419,858         2,086,023
                                                 -----------      ------------
 Increase in net assets from share
  transactions                                    3,388,256        28,318,087
                                                 -----------      ------------
 Net increase in net assets                       3,388,256        28,318,087
Net Assets
 Beginning of period                            198,651,666       170,333,579
                                                 -----------      ------------
 End of period                                $ 202,039,922     $ 198,651,666
                                                 ===========      ============

                             FINANCIAL HIGHLIGHTS
   (Selected data for a share outstanding throughout the indicated period)

                                               Class A
                      -----------------------------------------------------
                                     Year Ended October 31,
                       1995       1994       1993         1992        1991
                      -------    -------    -------      -------   ---------
Net asset value,
  beginning of
  period              $1.00      $1.00       $1.00       $1.00        $1.00
Income from
  investment
  operations
 Net investment
  income               0.053      0.032       0.025((1))  0.035((1))  0.060
                       ------     ------     ------       ------      -------
  Total from
  investment
  operations           0.053      0.032       0.025       0.035       0.060
                       ------     ------     ------      ------      -------
Less
  distributions
 Dividends from
  net investment
  income              (0.053)    (0.032)     (0.025)     (0.035)     (0.060)
                       ------     ------     ------       ------      -------
Change in net
  asset value            --         --          --           --          --
                       ------     ------     ------       ------      -------
Net asset
  value, end
  of period           $1.00      $1.00       $1.00       $1.00        $1.00
                       ======     ======     ======       ======      =======
Total return           5.32%      3.20%       2.50%       3.50%        6.00%
Ratios/
  supplemental
  data:
Net assets, end
  of period
  (thousands)      $193,534   $196,566    $170,334    $180,786    $168,573
Ratio to
  average net
  assets of:
 Operating
  expenses             0.71%      0.85%       0.85%       0.85%       0.82%
 Net investment
  income               5.31%      3.19%       2.53%       3.50%       6.01%

                                    Class B
                         -------------------------------
                             Year             From
                            Ended           Inception
                         October 31,       7/15/94 to
                             1995           10/31/94
                        -------------     --------------
Net asset value,
  beginning of
  period                   $ 1.00            $ 1.00
Income from
  investment
  operations
 Net investment
  income                     0.046             0.007
                           -----------    -------------
  Total from
  investment
  operations                 0.046             0.007
                           -----------    -------------
Less distributions
 Dividends from net
  investment income         (0.046)           (0.007)
                           -----------    -------------
Change in net asset
  value                       --                --
                           -----------    -------------
Net asset value, end
  of period                $ 1.00            $ 1.00
                           ===========    =============
Total return                 4.63%             0.70%((3))
Ratios/supplemental
  data:
Net assets, end of
  period (thousands)       $8,506            $2,086
Ratio to average net
  assets of:
 Operating expenses          1.44%             1.60%((2))
 Net investment
  income                     4.62%             3.46%((2))

((1)) Includes reimbursement of operating expenses by investment adviser of $0.0001 and $0.001, respectively.

((2)) Annualized

((3)) Not annualized

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1995

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Phoenix Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Each Series offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Series are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

A. Security valuation:

In determining the value of the investments of the Balanced Series, the Convertible Series, the Growth Series, the U.S. Stock Series, the High Yield Series, and the U.S. Government Securities Series, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or if no sales are reported, the last reported bid price. Debt securities (other than short-term obligations, which are valued on the basis of amortized cost, which approximates market, as defined below) are valued on the basis of broker quotations or valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Short-term investments having a remaining maturity of less than sixty days are valued at amortized cost which approximates market. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Use of the pricing service has been approved by the Trustees. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

The Money Market Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide a fair valuation. This valuation procedure allows each class of the Series to maintain a constant net asset value of $1 per share. The assets of the Series will not be invested in any security with a maturity of greater than 397 days, and the average weighted maturity of its portfolio will not exceed 90 days.

B. Security transactions and related income:

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Series is notified. Interest income is recorded on the accrual basis. The Trust does not amortize premiums except for the Money Market Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

Each of the Series is treated as a separate taxable entity. It is the policy of each Series in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the date of settlement. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward currency contracts:

Each of the Series, except U.S. Government Securities Fund Series and Money Market Fund Series, may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, however, management believes the likelihood of such loss to be remote.

A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Series as an unrealized gain (or loss). When the contract is closed, the fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed.

G. Futures contracts:

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into a futures contract the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

H. Security lending:

The Trust loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as interest income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At October 31, 1995, the Trust had the following amounts of security loans:

                                    Value of
                                   Securities      Value of
                                    on Loan       Collateral
                                   -----------   -------------
Balanced Fund Series             $218,238,517    $219,237,541
Convertible Fund Series             1,610,325       1,632,500
Growth Fund Series                 16,486,262      16,210,791
U.S. Stock Fund Series             19,701,967      19,157,212
High Yield Fund Series             10,353,419      10,333,587
U.S. Government Securities
  Fund Series                       5,086,221       5,181,250

I. Expenses:

Expenses incurred by the Trust with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

NOTE 2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc., an indirect wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series:
                                1st
                                 $1        $1-2       $2+
Series                        Billion    Billion    Billion
-------------------------     ---------    ------   --------
Growth Fund Series              0.70%      0.65%      0.60%
U.S. Stock Fund Series          0.70%      0.65%      0.60%
Convertible Fund Series         0.65%      0.60%      0.55%
High Yield Fund Series          0.65%      0.60%      0.55%
Balanced Fund Series            0.55%      0.50%      0.45%
U.S. Government
  Securities Fund Series        0.45%      0.40%      0.35%
Money Market Fund Series        0.40%      0.35%      0.30%

The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund Series to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85% for Class A shares and 1.60% for Class B shares of the average of the aggregate daily net asset value.

The Adviser's parent company, Phoenix Equity Planning Corporation (PEPCO), an indirect wholly-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares, has advised the Fund that it received selling commissions of $720,088 for Class A shares and deferred sales charges of $136,785 for Class B shares, for the year ended October 31, 1995. In addition, each Series except the Money Market Series pays PEPCO a distribution fee of an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Series; the distribution fee for the Money Market Series is 0% and .75% for Class A and Class B, respectively. The distributor has advised the Series that of the total amount expensed for the year ended October 31, 1995, $3,326,552 was earned by the Distributor and $11,310,283 was earned by unaffiliated participants.

As Financial Agent to the Trust and to each Series, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets for bookkeeping, administrative and pricing services. PEPCO serves as the Funds' Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended October 31, 1995, transfer agent fees were $11,917,881 of which PEPCO retained $4,178,370 which is net of fees paid to State Street.

At October 31, 1995, Phoenix Home Life Mutual Insurance Company and affiliates held Phoenix Series Fund shares which aggregated the following:

                                                Aggregate
                                                Net Asset
                                     Shares       Value
                                     --------   ----------
High Yield Series Class A                330    $    2,693
U.S. Stock Fund Series Class B         8,419       137,898
Money Market Fund Series Class A   2,704,495     2,704,495
U.S. Government Securities Fund
  Series Class A                         268         2,659

NOTE 3. PURCHASE AND SALE OF SECURITIES

Purchases and sales of securities during the year ended October 31, 1995 (excluding U.S. Government securities and short-term securities) aggregated the following:

                               Purchases        Sales
                               -----------   -------------
Balanced Fund Series       $2,730,712,034   $2,739,831,092
Convertible Fund Series       156,665,865      181,024,659
Growth Fund Series          2,097,975,594    2,164,560,476
U.S. Stock Fund Series        471,343,892      431,229,648
High Yield Fund Series        602,357,124      631,388,118

Purchases and sales of U.S. Government securities during the year ended October 31, 1995, aggregated the following:

                               Purchases        Sales
                               -----------   -------------
Balanced Fund Series       $1,242,497,355   $1,328,666,242
Convertible Fund Series          --               --
Growth Fund Series               --             73,617,750
U.S. Stock Fund Series           --             14,753,906
High Yield Fund Series        131,165,707      120,924,076
U.S. Government
  Securities Fund
  Series                      420,218,005      440,143,993

NOTE 4. RECLASS OF CAPITAL ACCOUNTS

In accordance with accounting pronouncements, the series of the Fund have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the series and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 1995, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                  Undistributed    Accumulated
                        net            net        Capital paid
                    investment       realized     in on shares
                      income          gains       of beneficial
                      (loss)         (losses)       interest
                    ------------    -----------   -------------
Balanced Fund
  Series            $(1,204,624)   $ 1,064,612     $  140,012
Convertible
  Fund Series            37,745        (43,799)         6,054
Growth Fund
  Series              4,595,827     (4,509,650)       (86,177)
U.S. Stock Fund
  Series                  6,107             24         (6,131)
High Yield Fund
  Series                 45,346        315,737       (361,083)
U.S. Government
  Securities
  Fund Series           (20,723)    (4,574,431)     4,595,154

TAX INFORMATION NOTICE (Unaudited)

For the fiscal year ended October 31, 1995, the U.S. Stock Fund Series distributed long-term capital gains dividends of $7,274,075.

REPORT OF INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP                                    [Price Waterhouse logo]

To the Shareholders and Trustees of
Phoenix Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Balanced Fund Series, the Convertible Fund Series, the Growth Fund Series, the U.S. Stock Fund Series, the High Yield Fund Series, the U.S. Government Securities Fund Series and the Money Market Fund Series (constituting the Phoenix Series Fund, hereafter referred to as the "Fund") at October 31, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/ Price Waterhouse LLP

Boston, Massachusetts
December 18, 1995

WHAT IS THE PHOENIX SERIES FUND?

Phoenix Series Fund is your investment for a lifetime! Consisting of seven individual portfolios, each with a separate investment objective, the Series Fund is a mutual fund designed to provide you with convenience and flexibility in making your investment decisions. As your personal financial needs change, you can easily redirect your investment to a more suitable portfolio within the Series Fund.

WHO MANAGES MY FUND?

Phoenix Investment Counsel, Inc., a Phoenix Home Life Mutual Insurance Company, provides skilled and professional management services, including investment selection and portfolio supervision.

WHY ARE THERE SEVEN FUNDS?

We have designed seven separate funds, each with different investment objectives, in order to meet a variety of investment goals.

Phoenix Balanced Fund Series seeks as its investment objectives reasonable income, long-term capital growth and conservation of capital.

Phoenix Convertible Fund Series seeks as its investment objectives income and the potential for capital appreciation; these objectives are to be considered relatively equal.

Phoenix Growth Fund Series seeks as its investment objective long-term appreciation of capital. Since income is not an objective, any income generated by the investment of this Series' assets will be incidental to its objective.

Phoenix High Yield Fund Series seeks as its investment objective high current income. Capital growth is a secondary objective which will also be considered when consistent with the primary objective of high current income.

Phoenix Money Market Fund Series seeks as its investment objective as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Phoenix U.S. Stock Fund Series seeks as its investment objective appreciation of capital through the use of aggressive investment techniques.

Phoenix U.S. Government Securities Fund Series seeks as its investment objective a high level of current income consistent with safety of principal.

WHAT IF MY FINANCIAL NEEDS CHANGE?

Just call us. At your request, the value of shares in any account can be exchanged toward the purchase of shares of any other fund within the Series Fund by using the Exchange Privilege.

HOW DOES THE EXCHANGE PRIVILEGE WORK?

Our Exchange Privilege offers the flexibility needed to assure the most suitable portfolio throughout your lifetime. At any time you may redirect some or all of your present holdings into another fund in the Series Fund which better serves your needs. Just call us with the details. We'll process the exchange free of charge. The toll-free number to call with your exchange request is 800-367-5877. The exchange privilege may be modified or terminated, as noted in the prospectus.

HOW DO I MAKE ADDITIONAL INVESTMENTS?

Send your check directly to State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Please include either the bottom section of your confirmation statement or a simple letter of instruction.

CAN I MAKE AUTOMATIC MONTHLY INVESTMENTS?

You may authorize automatic monthly investments for as little as $25 to be made directly from your personal checking account. An application is available from the Series Fund.

CAN I ESTABLISH AN INDIVIDUAL RETIREMENT ACCOUNT (IRA) WITH PHOENIX SERIES
FUND?

Yes! The Phoenix Series Fund is an appropriate investment vehicle for qualified retirement plans including IRAs, Keoghs, Pension and Profit Sharing Plans.

HOW DO I ESTABLISH AN IRA?

Just call us. We'll send you our EASY IRA KIT which includes an IRA application and other required documents.

HOW MUCH CAN I INVEST INTO AN IRA?

Individuals may invest up to $2,000 or 100% of earned income, whichever is less. If you have an unemployed spouse, the maximum contribution could increase to $2,250. Please refer to the Phoenix EASY IRA KIT for clarification.

WHAT ARE THE TAX ADVANTAGES OF ESTABLISHING AN IRA?

Individuals who meet the deductibility requirements may deduct their yearly IRA contributions from their taxable income, and thus, pay less tax. Additionally, the account's earnings still accumulate tax-free until you withdraw your money at retirement.

WHO CAN ANSWER MY QUESTIONS?

Most questions can be answered by our Customer Service Department. We are equipped with computer terminals which allow quick and easy access to information on your account. In most cases, your questions can be answered by calling us toll-free at 800-243-1574.

PHOENIX SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

Trustees

C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Leroy Keith, Jr.
Philip R. McLoughlin
James M. Oates
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers

Philip R. McLoughlin, President
Martin J. Gavin, Executive Vice President
Michael E. Haylon, Executive Vice President
Michael K. Arends, Vice President
Curtiss O. Barrows, Vice President
Mary E. Canning, Vice President
James M. Dolan, Vice President
John M. Hamlin, Vice President
Christopher J. Kelleher, Vice President
William R. Moyer, Vice President
Amy L. Robinson, Vice President
Leonard J. Saltiel, Vice President
Dorothy J. Skaret, Vice President
James D. Wehr, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser

Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Principal Underwriter

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Transfer Agent

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Legal Counsel

Jorden, Burt, Berenson & Johnson LLP
Suite 400 East
1025 Thomas Jefferson Street, N.W.
Washington, D.C. 20007-0805

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

This report is not authorized for distribution to prospective investors in the Phoenix Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

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[BACK COVER]

Phoenix Series Fund
P.O. Box 2200
Enfield, CT 06083-2200

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[FRONT COVER]

Phoenix Funds

Phoenix Series Fund
Annual Report
October 31, 1995

Balanced Fund Series
Convertible Fund Series
Growth Fund Series
U.S. Stock Fund Series
High Yield Fund Series
U.S. Government Securities Fund Series
Money Market Fund Series

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